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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Commerce Energy Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

COMMERCE ENERGY GROUP, INC.
600 Anton Boulevard, Suite 2000
Costa Mesa, California 92626
(714) 259-2500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

        We cordially invite you to attend a special meeting of stockholders of Commerce Energy Group, Inc. This special meeting of stockholders will be held at 10:00 a.m., local time, on June 26, 2008, at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626, for the following purpose:

    To act upon a proposal to approve an amendment to, and restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available for issuance or transfer thereunder by 1,500,000.

        The Board of Directors has fixed the close of business on May 14, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, this special meeting of stockholders.

        You are cordially invited to be present and to vote at this special meeting of stockholders in person. However, you are also requested to sign, date and return the enclosed proxy in the enclosed postage-paid and addressed envelope, or to submit a proxy by telephone or the Internet in accordance with the instructions on the enclosed proxy card, whether or not you expect to attend. In the event you have returned a signed proxy or submitted a proxy by telephone or the Internet, but elect to attend this special meeting of stockholders and vote in person, you will be entitled to vote.

                      By Order of the Board of Directors,

                      C. Douglas Mitchell
                       Interim Chief Financial Officer and Secretary

Costa Mesa, California
May     , 2008

PRELIMINARY PROXY STATEMENT

[NOTE: This preliminary proxy statement provides certain information as of April 18, 2008, as indicated in the document, which will be updated as of the record date of May 14, 2008 in the definitive proxy statement.]

COMMERCE ENERGY GROUP, INC.
600 Anton Boulevard, Suite 2000
Costa Mesa, California 92626

PROXY STATEMENT

        The Board of Directors of Commerce Energy Group, Inc. (the "Company") is soliciting proxies to be voted at a special meeting of stockholders of the Company to be held on June 26, 2008 at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626, at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Special Meeting"), for the purpose set forth in the accompanying Notice of Special Meeting of Stockholders and described herein. The approximate date on which this proxy statement and the enclosed form of proxy are first being sent or given to stockholders is May     , 2008.

        The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on May 14, 2008 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $0.001 per share ("Common Stock"). As of April 18, 2008, 31,059,618 shares of Common Stock were outstanding. Each share of Common Stock entitles its record holder on the Record Date to one vote on all matters.

QUESTIONS AND ANSWERS

Why am I receiving this special meeting information and proxy?

        You are receiving this special meeting information and proxy from us because you owned shares of Common Stock as of the Record Date. This proxy statement describes the issue under consideration for vote and provides you with other important information so that you can make an informed decision.

        You may own shares of Common Stock in several different ways. If your stock is represented by one or more stock certificates registered in your name, you have a stockholder account with our transfer agent, Computershare Trust Company, which makes you a stockholder of record. If you hold your shares in a brokerage, trust or similar account, you are a beneficial owner, not a stockholder of record.

What am I voting on?

        You are being asked to vote on a proposal to approve an amendment to, and a restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance or transfer thereunder by 1,500,000. When you sign and mail the proxy card or submit your proxy by telephone or the Internet, you appoint Gregory L. Craig and Dennis R. Leibel as your representatives at the Special Meeting. (When we refer to the "named proxies," we are referring to Messrs. Craig and Leibel.) This way, your shares will be voted even if you cannot attend the Special Meeting.

How does the Board of Directors recommend I vote on the Proposal?

  •
  FOR the proposal to approve an amendment to, and restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance or transfer thereunder by 1,500,000.

How do I vote my shares?

        Record holders may vote in person at the Special Meeting by using the proxy card or by submitting proxies by telephone or by the Internet.

        Persons who beneficially own stock held:

  •
  by a broker or a bank and who have the power to vote or to direct the voting of the shares can vote using the proxy or the voting information form provided by the broker or the bank and, if made available by the broker or the bank, telephone and/or Internet voting;

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  in trust under an arrangement that provides the beneficial owner with the power to vote or to direct the voting of the shares can vote in accordance with the provisions of such arrangement.

        Persons who beneficially own stock can vote at the Special Meeting provided that they obtain a "legal proxy" from the person or entity holding the stock for him or her, typically a broker, bank or trustee. A beneficial owner can obtain a legal proxy by making a request to the broker, bank or trustee. Under a legal proxy, the bank, broker or trustee confers all of its rights as a record holder (which may, in turn, have been passed on to it by the ultimate record holder) to grant proxies or to vote at the Special Meeting.

        Set forth below are the various means—Internet, phone and mail—for voting without attending the Special Meeting.

        You may submit your proxy on the Internet.    Stockholders of record and most beneficial owners of Common Stock may vote via the Internet. Instructions for doing so are provided along with your proxy card or voting instruction form. If you vote on the Internet, please do not mail in your proxy card. Subject to rules relating to broker non-votes, your Internet vote will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        You may submit your proxy by phone.    Stockholders of record and most beneficial owners of Common Stock may vote by phone. Instructions for doing so are provided along with your proxy card or voting instruction form. If you vote by telephone, please do not mail in your proxy card. Subject to rules relating to broker non-votes, your phone vote will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        You may submit your proxy by mail.    Simply sign and date the proxy card or voting instruction form received with this proxy statement and mail it in the enclosed prepaid and addressed envelope. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.

What if I change my mind after I submit my proxy?

        You may revoke your proxy and change your vote irrespective of the method (i.e., telephone, Internet or mail) in which you originally submitted your proxy by delivering a later-dated proxy or by voting at the Special Meeting. The later-dated proxy may be delivered by telephone, Internet or mail and need not be delivered by the same means used in delivering the to-be-revoked proxy. You may do this at a later date or time by:

  •
  submitting a proxy by telephone or on the Internet (which may not be available to some beneficial holders); your latest telephone or Internet proxy will be counted;

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  signing and delivering a proxy card with a later date; or

  •
  voting at the Special Meeting. (If you hold your shares beneficially (e.g., through a broker, bank or under a trust arrangement) you must bring a legal proxy from the record holder in order to vote at the Special Meeting.)

        If you are a registered stockholder, you may obtain a new proxy card by contacting the Corporate Secretary, Commerce Energy Group, Inc., 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626, telephone (714) 259-2500. If your shares are held by a broker, bank or trustee, you may obtain a new voting instruction form by contacting your broker, bank or trustee. If you sign and date the proxy card or the voting instruction form and submit it in accordance with the accompanying instructions and in a timely manner, any earlier proxy card or voting instructions will be revoked and your choices on the proxy card or voting instruction form will be voted as you instruct.

How will my shares be voted?

        All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" the proposal to approve an amendment to, and restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance or transfer thereunder by 1,500,000. No other business may properly come before the Special Meeting.

How many shares must be present to hold the meeting?

        A majority of the Company's outstanding shares of Common Stock as of the Record Date must be present at the Special Meeting and entitled to vote in order to hold the Special Meeting and conduct business (i.e., to constitute a quorum). Shares are counted as present at the Special Meeting if the stockholder of record attends the Special Meeting in person, if the beneficial holder attends with a legal proxy from the record holder, or if the record holder has granted a proxy, whether by returning a proxy card or by telephone or Internet, without regard to whether the proxy actually casts or withholds a vote or abstains from voting.

How many votes are required to approve the amendment to, and restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available for issuance or transfer thereunder by 1,500,000?

        The affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the adoption of the Proposal. Abstentions, but not broker non-votes, will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote "against" this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal.

What are broker non-votes?

        A "broker non-vote" occurs when a broker has not received voting instructions from its client and is barred from exercising its discretionary authority to vote the shares of common stock because the proposal is non-routine. The Proposal which is the subject of this Special Meeting is non-routine.

        As indicated above, if you are a stockholder of record who submits a proxy but does not indicate how the proxies should vote on the Proposal, the named proxies will vote as recommended by the Board. However, if your shares are held by a broker, bank or trustee and you do not provide instructions to the broker, bank or trustee on how to vote (whether you use the Internet or phone or return the enclosed voting instruction form), the absence of instructions may cause a "broker non-vote" on the matter for which you do not provide instructions. Accordingly, if you want to vote your shares, it is important that you provide voting instructions.

Who pays the costs of proxy solicitation?

        The expenses of soliciting proxies for the Special Meeting are to be paid by the Company. In addition to the use of the mails, solicitation of proxies may be made by means of personal calls upon, or telephonic, telegraphic or other electronic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this proxy statement to stockholders whose Common Stock is held of record by such entities. The Company has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies in connection with this proxy statement, and such firm will receive a fee estimated to be $5,000 and will be reimbursed for out-of-pocket expenses. MacKenzie Partners also may use the above-referenced means to solicit proxies.

What business may be properly brought before the Special Meeting?

        The Second Amended and Restated Bylaws of the Company (the "Bylaws") states that the only business to be transacted at the Special Meeting shall be confined to the purpose stated in the Company's Notice of Meeting.

Is a list of stockholders entitled to vote at the meeting available?

        A list of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting. It also will be available Monday through Friday from June 16, 2008 through June 25, 2008, between the hours of 9 a.m. and 4 p.m., local time, at the offices of the Corporate Secretary, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626. A stockholder of record may examine the list for any legally valid purpose related to the Special Meeting.

Where can I find the voting results of the meeting?

        We will publish the final results in our annual report on Form 10-K for fiscal 2008. You can read or print a copy of that report by going to the Company's website, www.commerceenergy.com, and then choosing Investor Relations, SEC Filings. You can find the same Form 10-K by going directly to the SEC EDGAR files at www.sec.gov. You can also obtain a copy by calling us at (714) 259-2500, or by calling the U.S. Securities and Exchange Commission (the "SEC") at (800) SEC-0330 for the location of a public reference room.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Beneficial Ownership Table

        The following table sets forth certain information about the beneficial ownership of our Common Stock as of April 18, 2008 by:

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  each person known by us to own beneficially more than 5% of the voting power of our outstanding Common Stock;

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  each of our current directors;

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  our former Chief Executive Officer and the other officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" (we collectively refer to these officers as the "named executive officers"); and

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  all of our current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC based upon voting or investment power over the securities. Shares and share percentages beneficially owned are based upon the number of shares of Common Stock outstanding on April 18, 2008, together with options, warrants or other convertible securities that are exercisable for such respective securities within 60 days of April 18, 2008 for each stockholder. Under the rules of the SEC, beneficial ownership includes shares over which the named stockholder exercises voting and/or investment power. Shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or will become exercisable within 60 days of April 18, 2008 are deemed outstanding for computing the respective percentage ownership of the person holding the option, warrant or other convertible security, but are not deemed outstanding for purposes of computing the respective percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The inclusion of shares in the table does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of the shares.

	Common Stock
	Amount and Nature of Beneficial Ownership
Name	Number of Shares Owned		Right to Acquire(1)	Total	Percent of Class
Principal Stockholders:
Daniel Zeff(2)	3,036,216	(3)	—	3,036,216	9.8%
Ian B. Carter(4)	250,000		2,500,000	2,750,000	8.2%
Class I Directors:
Rohn Crabtree	20,000		—	20,000	*
Gary J. Hessenauer	30,000		70,000	100,000	*
Class II Directors:
Charles E. Bayless	232,000		120,000	352,000	1.1%
Mark S. Juergensen	70,000		157,500	227,500	*
Class III Directors:
Gregory L. Craig(5)	694,200		300,000	994,200	3.2%
Dennis R. Leibel	30,000		20,000	50,000	*
Robert C. Perkins	260,000		470,000	730,000	2.3%

Named Executive Officers(6)
Steven S. Boss	4,000	350,000	354,000	1.1%
Nick Cioll	—	85,000	85,000	*
Lawrence Clayton, Jr.	63,709	—	63,709	*
J. Robert Hipps	—	—	—	*
Erik A. Lopez	50,000	—	50,000	*
Thomas L. Ulry	40,000	100,000	140,000	*
Directors and Executive Officers as a group (11 persons)(7)	1,630,200	1,447,500	3,077,700	9.5%

*
Indicates beneficial ownership of less than 1% of the issued and outstanding class of securities.

(1)
Represents shares of Common Stock issuable upon exercise of stock options or upon conversion of other convertible securities held by such persons that are exercisable within 60 days of April 18, 2008.

(2)
Ownership of these shares was reported on a Schedule 13G/A filed on February 11, 2008 jointly by Mr. Zeff, Zeff Holding Company LLC ("Zeff Holding"), Zeff Capital Partners, I, LLP ("Zeff Capital"), and Spectrum Galaxy Fund, Ltd. ("Spectrum"). The mailing address of each of Mr. Zeff, Zeff Holding, Zeff Capital and Spectrum is: 50 California St., Suite 1500, San Francisco, CA 94111.

(3)
Represents holdings as of February 8, 2008 as disclosed in a Schedule 13G/A filed with the SEC under the Exchange Act. Mr. Zeff does not directly own any shares of Common Stock. Mr. Zeff's beneficial ownership is comprised of 1,816,232 shares of Common Stock held by Zeff Capital and 1,219,984 shares of Common Stock held by Spectrum. Mr. Zeff beneficially owns the shares of Common Stock held by Zeff Capital in his capacity as the sole manager and member of Zeff Holding, which in turn serves as the general partner for Zeff Capital. Mr. Zeff beneficially owns the shares of Common Stock held by Spectrum in his capacity as investment manager to Zeff Capital Offshore Fund, a class of shares of Spectrum.

(4)
The mailing address of such stockholder is: P.O. Box 538, 1100 Irvine Blvd., Tustin, California 92780.

(5)
Mr. Craig was appointed Chairman of the Board, Chief Executive Officer and a director of the Company on February 20, 2008. 50,000 of the options to purchase Common Stock reflected in this table were options that Mr. Craig received during his prior term as a director of the Company from November 2004 through August 2005.

(6)
Pursuant to SEC rules, the determination of the Company's named executive officers is made with respect to its last completed fiscal year ended July 31, 2007. Mr. Boss was a Class I Director, the Chief Executive Officer of the Company and a named executive officer until his resignation on February 20, 2008. Mr. Clayton served as the Company's Senior Vice President, Chief Financial Officer and Secretary until July 25, 2007. Mr. Lopez served as the Company's Senior Vice President, General Counsel and Secretary between March 26, 2007 and October 5, 2007 and Mr. Hipps served as the Company's Interim Chief Financial Officer and Secretary between July 30, 2007 and January 28, 2008.

(7)
Includes C. Douglas Mitchell, the Company's current Interim Chief Financial Officer and Secretary who assumed such duties on January 28, 2008 and Michael J. Fallquist, the Company's Chief Operating Officer who assumed such duties on March 10, 2008.

        No director, officer, affiliate of the Company or record owner of more than five percent of the Common Stock, or any associate of such person, is a party adverse to the Company in any material pending legal proceeding or has a material interest adverse to the Company in any such proceeding.

Securities Authorized for Issuance under Equity Compensation Plans

        As of July 31, 2007 ("fiscal 2007"), the Company had two equity compensation plans, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the "SIP" or the "2006 Stock Incentive Plan") and the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended (the "EIP" or the "1999 Equity Incentive Plan"), both of which have been approved by our Board and our stockholders, and several other individual equity incentive plans which have been approved by our Board.

        The following table sets forth information regarding the number of shares of Common Stock that may be issued pursuant to our equity compensation plans or arrangements as of the end of fiscal 2007.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	4,382,874	(1)	$2.25	988,334	(2)
Equity compensation plans not approved by security holders	2,600,000	(3)	$2.45	—

Total	6,982,874		$2.33	988,334

(1)
Represents shares of Common Stock that may be issued pursuant to outstanding options granted under the 1999 Equity Incentive Plan and the 2006 Stock Incentive Plan. Does not include 250,000 shares of Common Stock to be issued upon the exercise of options granted to Gregory L. Craig on February 20, 2008 under the 2006 Stock Incentive Plan.

(2)
Represents shares of Common Stock that may be issued pursuant to options available for future grant under the 2006 Stock Incentive Plan. No future awards may be made under the 1999 Equity Incentive Plan, as amended.

(3)
Represents shares of Common Stock that may be issued pursuant to options available for future grant under the following individual plans: options to purchase 2,500,000 shares granted to Ian B. Carter, the Company's former Chairman and Chief Executive Officer; options to purchase 100,000 shares granted to Robert C. Perkins, a director of the Company and former Chairman of the Board. (See Note 14, Stock Options, to the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for fiscal 2007). Does not include the 125,000 shares of Common Stock to be issued upon the exercise of options granted to Michael J. Fallquist, the Chief Operating Officer of the Company, pursuant to the Commerce Energy Group, Inc. Fallquist Incentive Plan, a plan which was approved by the Board on March 7, 2008 and became effective on March 10, 2008.

APPROVAL OF THE AMENDED AND RESTATED
COMMERCE ENERGY GROUP, INC. 2006 STOCK INCENTIVE PLAN

        In 2006, the Board of Directors adopted, and the Company's stockholders approved, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the "SIP"). Subject to stockholder approval, the Board of Directors has adopted an amendment to, and a restatement of, the SIP to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted thereunder by 1,500,000 shares (the "Share Amendment"). In all other respects, the SIP would remain unchanged. Below is a summary of the principal provisions of the SIP as amended by the Share Amendment (the "Amended and Restated SIP"). A copy of the Amended and Restated SIP is set forth in full in Appendix A to this Proxy Statement, and the following description of the Amended and Restated SIP is qualified in its entirety by reference to Appendix A.

Background

        The Board of Directors adopted the SIP as a flexible vehicle for making future Awards of share-based incentive compensation to eligible employees, consultants and directors of the Company and its affiliates.

        The SIP permits the granting of stock options (both incentive and nonqualified), share appreciation rights ("SARs"), restricted shares, restricted share units, deferred share units and performance-based Awards. Each of the Company's executive officers and directors is eligible to receive Awards pursuant to the SIP.

        Currently, the maximum number of shares of its Common Stock that may be issued pursuant to Awards under the SIP is 1,453,334 shares. In addition, the SIP also provides that no additional awards shall be made under the 1999 Equity Incentive Plan. As of April 18, 2008, 835,000 shares of restricted stock have been awarded and not forfeited under the SIP and options to purchase 350,000 shares of Common Stock have been awarded and not cancelled under the SIP (of which options to purchase zero shares have been exercised and options to purchase 350,000 shares remain outstanding), leaving only 268,334 shares of Common Stock remaining to be issued or transferred pursuant to awards made under the SIP.

        At the most recent Annual Meeting of Stockholders on March 27, 2008, Gregory L. Craig, the Company's new Chairman and Chief Executive Officer, stated that there is a critical need for additional shares of Common Stock available for awards under the SIP to attract needed new key talent to the management team, as well as to retain and motivate existing officers, employees, directors.

        The Board of Directors also continues to believe that such a compensatory award program is a key factor in attracting, retaining and motivating officers, employees, directors and consultants of the Company and its subsidiaries. In light of the fact that the number of shares of Common Stock available for Awards under the SIP is nearly depleted and faced with the Company's continued hiring needs, the Board of Directors also has recognized the need for an additional number of shares of Common Stock which may be issued or transferred in connection with Awards made under the SIP.

        In view of the foregoing, the Board of Directors believes that it is appropriate to increase the number of shares of Common Stock which may be issued or transferred pursuant to the SIP. Accordingly, subject to stockholder approval, the Board of Directors has adopted an amendment to, and a restatement of, the SIP, which amends Section 3 of the SIP to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the SIP by 1,500,000 shares, from 1,453,334 to 2,953,334 shares of Common Stock. As noted above, in all other respects, the SIP would remain unchanged.

        The Company has registered with the SEC on a Form S-8 Registration Statement the 1,453,334 shares of Common Stock currently issuable under the SIP. If the Amended and Restated SIP is approved by the stockholders, the Board intends to cause the additional 1,500,000 shares of Common

Stock that will become available for issuance or transfer under the Amended and Restated SIP to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company's expense.

        If the Amended and Restated SIP is not approved by the stockholders at the Special Meeting, the SIP will remain in effect; however, as stated above, only 268,334 shares of Common Stock remain available for grant as of April 18, 2008. If the Amended and Restated SIP is approved by the stockholders at the Special Meeting, further dilution to the stockholders would occur upon the exercise of such future awards granted under the Amended and Restated SIP.

Vote Required and Board of Directors' Recommendation

        The Board of Directors unanimously recommends that you vote "FOR" the approval of the Amended and Restated SIP. The affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this Proposal is required for adoption of this Proposal.

Summary of the Amended and Restated SIP

        The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the Amended and Restated SIP. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the Amended and Restated SIP.

        Purpose.    The purpose of the Amended and Restated SIP is to attract, retain and motivate select employees, officers, directors and consultants of the Company and its affiliates and to provide incentives and rewards for superior performance.

        Shares Subject to the SIP.    No more than 2,953,334 shares of Common Stock may be issued pursuant to Awards under the Amended and Restated SIP provided that we shall not make additional awards under the 1999 Equity Incentive Plan. These shares shall be authorized but unissued shares. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Amended and Restated SIP for stock splits, stock dividends, recapitalizations and other similar events.

        Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent Awards, except as prohibited by law. In addition, shares that the Company refrains from delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes will be available for subsequent Awards.

        Administration.    Either the Board of Directors or a committee appointed by the board is authorized to administer the Amended and Restated SIP. The Board of Directors and any committee exercising discretion under the Amended and Restated SIP from time to time are referred to as the "Committee." The Compensation Committee of the Board of Directors currently acts as the Committee for purposes of the SIP. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or other officers, to make Awards to directors, officers or employees who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act, or other officers whom we have specifically authorized to make Awards. With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are "outside directors" for purposes of that Code section.

        Subject to the terms of the Amended and Restated SIP, the Committee has express authority to determine the directors, employees and consultants who will receive Awards, the number of shares of

Common Stock, units or share appreciation rights ("SARs") to be covered by each award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend and rescind rules relating to the Amended and Restated SIP and its administration, and to interpret and construe the SIP and the terms of all award agreements. Within the limits of the Amended and Restated SIP, the Committee may accelerate the vesting of any award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them. In addition, the Committee may under certain circumstances buy out options or SARs or, subject to stockholder approval, reduce the exercise price for outstanding options or SARs.

        The Amended and Restated SIP provides that we will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the SIP. The SIP releases these individuals from liability for good faith actions associated with the SIP's administration.

        Eligibility.    The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other Awards to directors, employees and consultants. The Amended and Restated SIP and the discussion below use the term "participant" to refer to a director, employee or consultants who has received an Award. The Amended and Restated SIP provides that no more than 1,000,000 shares of Common Stock may be issued during any calendar year to any participant pursuant to options and SARs Awards under the Amended and Restated SIP.

        As of April 18, 2008, substantially all of the approximately 265 employees (including officers) of the Company and its affiliates and all six of the Company's non-employee directors are eligible to participate in the Amended and Restated SIP.

        Options.    Options granted under the Amended and Restated SIP provide participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, or Non-ISOs. The Amended and Restated SIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).

        Share Appreciation Rights (SARs).    A SAR generally permits a participant who receives it to receive, upon exercise, cash and/or shares of Common Stock equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares multiplied by (ii) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

        Exercise Price for Options and SARs.    The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares of Common Stock subject to the Award for participants who own more than 10% of our shares of Common Stock on the grant date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

        As of the April 18, 2008, the closing price of a share of Common Stock on the American Stock Exchange was $1.12 per share.

        Exercise of Options and SARs.    To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service.

With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms, or combination of them: cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a plan the Committee approves.

        The term over which participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's outstanding shares of Common Stock).

        Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units.    Under the Amended and Restated SIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the participant's interest is immediately vested. For restricted Awards, the Amended and Restated SIP provides the Committee with discretion to determine the terms and conditions under which a participant's interests in such Awards become vested. The Amended and Restated SIP provides for deferred share units in order to permit certain directors, consultants or select members of management to defer their receipt of compensation payable in cash or shares of Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.

        Whenever shares of Common Stock are released pursuant to these Awards, the participant will be entitled to receive additional shares of Common Stock that reflect any stock dividends that the Company's stockholders received between the date of the award and issuance or release of the shares of Common Stock. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to our stockholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to our stockholders until paid in cash when the shares of Common Stock to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

        Performance Awards.    The Amended and Restated SIP authorizes the Committee to grant performance-based Awards in the form of performance units that the Committee may or may not designate as "performance compensation awards" that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance awards are payable in shares of Common Stock, cash or some combination of the two, subject to an individual participant limit of 1,000,000 shares of Common Stock and $1,000,000 in cash. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

        With respect to performance compensation awards, the Amended and Restated SIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code Section 162(m).

        Under the Amended and Restated SIP, the possible performance measures for performance compensation awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a performance compensation award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

        Income Tax Withholding.    As a condition for the issuance of shares of Common Stock pursuant to Awards, the Amended and Restated SIP requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Awards or the issuance of shares of Common Stock.

        Transferability.    Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members or related trusts or as otherwise approved by the Committee.

        Certain Corporate Transactions.    The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the Amended and Restated SIP but as to which no Awards have yet been granted or that have been returned to the Amended and Restated SIP upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding options under the Amended and Restated SIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the Amended and Restated SIP.

        In addition, in the event or in anticipation of a change in control (as defined in the Amended and Restated SIP), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our stockholders or any participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent Award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an Award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the change of control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

        Notwithstanding the above, in the event a participant holding an Award assumed or substituted by the successor corporation in a change in control is involuntarily terminated (as defined in the SIP) by the successor corporation in connection with, or within 12 months following consummation of, the change in control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares of Common Stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        In the event of any distribution to our stockholders of securities of any other entity or other assets (other than dividends payable in cash or our stock) without receipt of consideration by us, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if we dissolve or liquidate, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the board may exercise in the case of a change in control.

        Term of SIP; Amendments and Termination.    The term of the Amended and Restated SIP expires on January 26, 2016. The Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the SIP; provided that no amendment, suspension or termination of the SIP shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change our capitalization or it is otherwise mutually agreed between the participant and the Committee. In addition, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement Award of a different type. Notwithstanding the foregoing, the Committee may amend the Amended and Restated SIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        Termination, Rescission and Recapture.    Each Award under the Amended and Restated SIP is intended to align the participant's long-term interest with our interests. If the participant engages in certain activities (such as disclosure of confidential or proprietary information without appropriate authorization, breaches certain agreements relating to the protection of our intellectual property, solicits our non-administrative employees to leave the Company or renders services to an organization or business which is, or working to become, competitive to us), either during employment or after the participant has terminated his employment or other relationship with us for any reason, the participant is deemed to be acting contrary to our long-term interests. In such cases, except as otherwise expressly provided in the Award Agreement, we may terminate any outstanding, unexercised, unexpired, unpaid or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any shares of Common Stock (whether restricted or unrestricted) or proceeds from the participant's sale of Shares issued pursuant to the Award.

        Expected U.S. Federal Income Tax Consequences.    The following summary of the federal income tax consequences of participation in the Amended and Restated SIP is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to discuss all of the income tax consequences that may be relevant to a particular recipient of an Award, and does not discuss non-U.S., state or local tax consequences.

        Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time, and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. federal income tax consequences of Awards are as follows:

          Non-ISOs.    A participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the Participant on the exercise date over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

          ISOs.    A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and (a) the Participant recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

          Share Appreciation Rights.    A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of Common Stock that the Participant receives.

          Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards.    In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

          Special Tax Provisions.    Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not "performance-based" within the meaning of Code section 162(m) in certain circumstances.

          Income Taxes and Deferred Compensation.    The Amended and Restated SIP provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes.

          Internal Revenue Code Section 409A Requirements.    Certain Awards under the Amended and Restated SIP may be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code, which imposes certain requirements on compensation that is deemed under Section 409A to involve nonqualified deferred compensation. Among other things, the requirements relate to the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income and the possible imposition of penalty interest on the unpaid tax. Generally, Section 409A does not apply to incentive Awards that are paid at the time the award vests. Likewise, Section 409A typically does not apply to restricted stock. Section 409A may, however, apply to incentive Awards the payment of which is delayed beyond the calendar year in which the award vests. Treasury regulations generally provide that the type of Awards provided under the SIP will not be considered nonqualified deferred compensation. However, to the extent that Section 409A applies to an award issued under the SIP, the SIP and all such Awards will, to the extent practicable, be construed in accordance with Section 409A. Under the SIP, the Committee has the discretion to grant or to unilaterally modify any award issued under the SIP in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or void any participant election to the extent it would violate Section 409A. The Committee also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Amended and Restated SIP and all Awards issued under the Amended and Restated SIP.

Securities Authorized for Issuance under Equity Compensation Plans

        For information relating to the number of securities to be issued upon the exercise of outstanding options, warrants or rights, the weighted-average exercise price of such securities and the number of such securities remaining available for future issuance under the Company's equity compensation plans, including individual compensation arrangements, under which shares of Common Stock have been authorized for issuance, see the table under the caption "Security Ownership of Certain Beneficial Owners and Management—Securities Authorized for Issuance under Equity Compensation Plans" in this Proxy Statement.

New Plan Benefits

        If the Amended and Restated SIP is approved, the Committee will grant Awards under the Amended and Restated SIP at its discretion. Consequently, with the exception noted below, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Amended and Restated SIP. The Committee has not granted any Awards that are contingent upon stockholder approval of the Amended and Restated SIP. On March 27, 2008, after the annual meeting of stockholders, each of the six non-employee directors of the Company who were entitled to receive an annual award of 20,000 shares of restricted stock pursuant to the Company's director's compensation policy, voluntarily deferred the grant of such shares because of the shortage of shares of Common Stock in the SIP. Each non-employee director cited the need for Gregory Craig, the new Chairman and Chief Executive Officer of the Company, to use the remaining shares to attract new talent to the Company. At such time that the stockholders approve additional shares of Common Stock for the SIP, it is expected that each non-employee director who is still serving as a director will be granted his 20,000 shares of restricted stock relating to such annual meeting, as outlined in the table below, consistent with the current director's compensation policy. The value of such shares of restricted stock is currently not determinable and will be based on the per share price of Common Stock on the grant date. Pursuant to the current director's compensation policy, each non-employee director is granted 20,000 shares of restricted Common Stock upon appointment or election to the Board, and in addition, is granted 20,000 shares of restricted Common Stock when such director is re-elected or continues in office as an incumbent non-employee director. Please see "Compensation of Directors—Equity-Based Awards" below.

New Plan Benefits

Name and Position	Number of Units/Shares
Non-Executive Director Group	120,000 Shares

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis for Named Executive Officers

Overview—Compensation Objectives

        The primary objective of the Compensation Committee of our Board of Directors with respect to executive compensation is to attract, retain and motivate the best possible executive talent. The focus is to tie short and long-term cash and equity incentives to the achievement of measurable corporate objectives and to align executives' incentives with stockholder value creation. To achieve these objectives, the Compensation Committee has adopted a compensation approach that ties a portion of the executives' overall compensation to our operational performance and a portion to their attainment of individually-assigned goals designed to expand our business and improve our internal structures and processes.

        We endeavor to match market compensation levels through competitive base salaries, cash bonuses and equity grants. We compete for key personnel on the basis of (i) our vision of future success, (ii) our culture and company values, (iii) the cohesiveness and productivity of our teams, and (iv) the excellence of our technical and management personnel. In all of these areas, we compete with other energy companies, where there is significant competition for talented employees. While the Company places an emphasis on recruiting in the national energy sector for senior and key executive talent, it also recruits from a broader "all industry" group of public and private companies based primarily in Southern California and Texas, the two principal markets in which we operate. Accordingly, our compensation philosophy has been to maintain an aggressive and flexible pay posture for total compensation, as well as other components of total compensation. In addition, with the same competitive pay issues to consider, our Compensation Committee has developed incentive bonus and equity plans designed to align stockholder and employee interests.

        We have adopted an approach to compensation comprised of a mix of short- and long-term components and a mix of cash and equity elements in proportions we believe will provide the proper incentives, reward our senior management team and help us achieve the following goals:

  •
  offer base compensation sufficient to attract, retain and motivate a high quality management team;

  •
  foster a goal-oriented, highly motivated management team whose participants have a clear understanding of business objectives and shared corporate values;

  •
  provide variable compensation components (including short and long-term incentive awards) that are aligned with our business objectives and the interests of our stockholders;

  •
  provide a competitive benefits package; and

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  control costs in each facet of our business to maximize our efficiency.

        The compensation of our executive officers is based in part on the terms of employment agreements and offer letters we entered into with several of our executive officers, which set forth the initial base salaries and initial option grants for our executive officers, as well as the terms of our cash Bonus Programs. See "Employment Agreements" and "Cash Bonus Program" below.

        In fiscal 2007, we believe that our compensation offering for executive officer talent of base salary, bonus program and equity grant provided a competitive compensation package to attract, retain and motivate quality management talent. The establishment of financial targets as our goals in the Bonus Program for fiscal 2007 reinforced two other compensation goals; namely, alignment of our executive officers' compensation with our business objectives and the interests of our stockholders and the fostering of a goal-oriented, highly motivated management team whose participants have a clear understanding of business objectives and shared corporate values. In fiscal 2007, we achieved our stretch financial target under the Bonus Program, thereby creating a higher bonus potential for each of the eligible executive officers. These same two compensation goals also were important in the decision to grant options and shares of restricted stock to the new senior vice president and general counsel who was hired during fiscal 2007, the only equity grants made to executive officers in fiscal 2007. These grants are discussed in this Compensation Discussion and Analysis under the caption "Equity-Based Incentives." The individual performance goals set by the Chief Executive Officer and the Compensation Committee for the named executive officers that were used to calculate bonus amounts under the Bonus Program for fiscal 2007 were designed to link the executive officer's bonus with our performance and the attainment of individual goals within that framework of corporate growth. Targeted objectives for the Chief Executive Officer and the other executive officers under the Bonus Program fell into the following categories: financial performance, investor awareness, and increase in customer growth, risk management and leadership.

Role of Our Compensation Committee

        Our Compensation Committee approves, administers and interprets our executive compensation and benefit policies. Our Compensation Committee was appointed by our Board of Directors, and consists entirely of directors who are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code, as amended, or the Code, and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. Our Compensation Committee is comprised of Gary J. Hessenauer, Mark S. Juergensen, Dennis R. Leibel and Robert C. Perkins. Mr. Leibel is our Compensation Committee chairperson.

        The Compensation Committee considered recommendations from Steven S. Boss, our former Chief Executive Officer, in determining executive compensation. While Mr. Boss discussed his recommendations with the Compensation Committee, he did not participate in determining his own compensation. In making his recommendations, Mr. Boss received input from our Human Resources department and had access to third-party compensation surveys such as the 2007 Employers Group Compensation Survey and on-line compensation data of publicly-traded companies. This information also was available to our Compensation Committee. None of our other executive officers participated in the Compensation Committee's discussions regarding executive compensation. The Compensation Committee did not delegate any of its functions to others in determining executive compensation. The Compensation Committee considered the business goals set for fiscal 2007, as well as changes in corporate market focus and goals for the next fiscal year. The Compensation Committee reviewed with our management the business plans for the new fiscal year relative to the prior fiscal year.

        Our Compensation Committee took the following steps to ensure that our approach to executive compensation and benefits was consistent with both our compensation philosophy and our corporate governance guidelines:

  •
  evaluated our compensation practices and assisted in developing and implementing the executive compensation philosophy;

  •
  developed recommendations with regard to executive compensation structures that were reviewed and approved by our Compensation Committee and Board of Directors;

  •
  established a practice of prospectively reviewing the performance of, and determining the compensation earned, paid or awarded to our Chief Executive Officer independent of input from him; and

  •
  established a policy to review on an annual basis the performance of our other executive officers with the assistance from our Chief Executive Officer and determining what we believe to be appropriate total compensation.

Components of our Compensation Approach

        Our compensation approach consists of five components:

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  base salary;

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  annual cash bonuses;

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  discretionary bonuses;

  •
  equity-based incentives; and

  •
  other benefits.

        We chose to build our executive compensation approach around these elements because we believe that together they have been and will continue to be effective in achieving our overall objectives. We utilize short-term compensation, including base salary and cash bonuses, to motivate and reward our key executives. The use and weight of each compensation element is based on a subjective determination by the Compensation Committee of the importance of each element in meeting our overall objectives. We believe that the proportion of compensation at risk should increase as an employee's level of responsibility increases. We believe that, in addition to base salaries and bonuses, restricted stock awards and other equity-based awards are the primary compensation-related motivators in attracting and retaining qualified employees. Although our Compensation Committee has in the past engaged the services of compensation consultants, with the exception of hiring a consultant to assist it in structuring our Bonus Program, described below, in fiscal 2007, the Compensation Committee did not engage the services of a compensation consultant. We have not benchmarked any element of our compensation as it pertains to our executive officers in fiscal 2007.

        Base Salary.    Base salaries will typically be used to recognize the experience, skills, knowledge and responsibilities required of each executive officer, as well as competitive market conditions. The base salary of our named executive officers will be reviewed on an annual basis and adjustments are made to reflect performance-based factors, as well as competitive conditions. We do not apply specific formulas to determine increases.

        In fiscal 2007, Thomas S. Ulry, our senior vice president, sales and marketing, received a $25,000 annual increase in base salary from $228,000 to $253,000 and Nick Cioll, our vice president, chief risk officer, received a $20,000 annual increase in base salary from $152,500 to $172,500, each effective October 1, 2006, in recognition of their superior performance in fiscal 2006 and, in the case of Mr. Cioll, also in recognition of his recent promotion to his current position as vice president, chief risk officer. In fiscal 2007, we hired Erik A. Lopez, Sr., our former senior vice president and general counsel. The Compensation Committee established a base salary for Mr. Lopez of $265,000. Among the factors that the Compensation Committee considered in the course of establishing that base salary were on-line salary data, a third-party compensation survey and the potential earnings potential that Mr. Lopez may have been foregone from his prior employment. We also entered into an agreement with Tatum, LLC to engage the services of J. Robert Hipps, our former interim chief financial officer at $37,500 per month for a minimum period of three months. The terms of such agreement with Tatum were believed by the Compensation Committee to be market, based upon Mr. Hipps' qualifications and experience.

        In fiscal 2007, Lawrence Clayton, Jr., our former chief financial officer, incurred costs for long-distance travel commuting expenses in the amount of $59,274 in connection with commuting from his home in Texas to our corporate headquarters in Costa Mesa, California. In accordance with our policies and Mr. Clayton's relocation agreement, we paid these non-reimbursable costs to Mr. Clayton and added such costs to his base salary.

        Annual Cash Bonuses.    We believe that as an employee's level of responsibility increases, a greater portion of the individual's cash compensation should be variable and linked to both quantitative and qualitative expectations, including key operational and strategic metrics. To that end, in fiscal 2007, we established an annual cash Bonus Program which is administered by the Compensation Committee. These bonuses, if earned, are paid after the end of the fiscal year. All of our named executive officers, with the exception J. Robert Hipps, were eligible to participate in the Bonus Program in fiscal 2007; however, in order to vest in a bonus amount, an executive officer must be an active employee on the date the bonus is paid, and have been an employee for at least three months at the end of the fiscal year. Mr. Hipps was not eligible to participate because he was first employed during the last three months of fiscal 2007.

        For fiscal 2007, bonus payments to our Chief Executive Officer and the other executive officers were based on meeting and/or exceeding Company financial goals set by the Compensation Committee and achieving other business goals set for the respective executives by the Compensation Committee. Pursuant to the terms of the Bonus Program, the bonus award for each executive officer was calculated based upon the product of (i) the named executive officer's base annual salary as of April 30, 2007, (ii) the named executive officer's potential bonus percentage assigned by the Compensation Committee to the level of such employee (i.e., 20-70% for the Chief Executive Officer and 12-40% for the other executive officers), and (iii) the named executive officer's earned bonus percentage based upon the attainment of certain individual business goals set by the Compensation Committee with recommendations by the Chief Executive Officer; and reduced (but not below zero) by amounts, if any, from the Company's commission incentive plan. Messrs. Boss, Ulry and Cioll were not eligible to participate in the Company's commission incentive plan.

        Under the Bonus Program, a participant's potential bonus percentage is determined based upon the Company's net income which is defined under the Bonus Program to mean net income from operations, including interest income and expense, for any fiscal year after bonus accruals under the Bonus Program are deducted. At the beginning of each fiscal year, the Compensation Committee establishes four levels of net income goals and assigns potential bonus percentages for each such corresponding level. In fiscal 2007, we attained net income as defined in the Bonus Program of $3.6 million. In reaching that level of net income, the Compensation Committee excluded in its calculation of net income, $6.5 million received by the Company in connection with the APX settlement, and $4.6 million for the ACN arbitration settlement (including $0.7 million in related legal fees). At the $3.6 million level of net income, which exceeded the Level II target, the applicable bonus percentage for the Chief Executive Officer was 30% and 18% for the other executive officers. At the time the Compensation Committee set the Level II target, it believed attainment of the goal to be achievable, but somewhat of a stretch. Levels I, II, III and IV of the net income goals under the Bonus Program were set at $1.35, $3.0, $4.0 and $5.0 million, respectively. In addition to a bonus payment, if the Level IV target had been exceeded, the Committee could have established a bonus pool and distributed it among the bonus groups, including the named executive officers, as the Committee determine in its sole discretion.

        In determining the earned bonus percentage, the Compensation Committee assigned to the Chief Executive Officer and each of the other executive officers specific individual objectives in several of the following categories: increase in overall Company financial performance; increase in investor awareness; financial risk management; peer and leadership development; and customer maintenance and growth. Each category was assigned a specific percentage weight at the commencement of the Bonus Program. In establishing the performance objectives of the executive officers, the Chief Executive Officer and members of the executive team made recommendations, which were approved by members of the Compensation Committee. Each executive, including each executive officer, had individual objectives for the year which were designed to contribute to the achievement of our corporate objectives. For purposes of determining whether our executive officers met each of the individual goals and objectives assigned to them, the Compensation Committee met with our Chief Executive Officer and then the Committee deliberated alone without the Chief Executive Officer present. Messrs. Boss, Ulry and Cioll each had individual objectives that the Company reach $1.35 million in net income which was met and exceeded by 168%. The weighting for that factor among the three executive officers was 70% for Mr. Boss, 40% for Mr. Ulry and 40% for Mr. Cioll. Mr. Boss also had individual objectives relating to increasing institutional or strategic investors and each of the three named executive officers were assigned internal leadership goals. Mr. Ulry was also assigned Company performance objectives to (i) improve profitability by originated gross margin of $18 million, a goal exceeded by 172%; (ii) increase customer growth by at least 98,000 new customer accounts, a goal exceeded by 120%; and (iii) achieve at least an 80% customer renewal rate, a goal also met. Mr. Cioll was assigned several individual projects related to improving the risk management operation of the business. In fiscal 2007, the earned bonus percentages for Steven S. Boss, our Chief Executive Officer during fiscal 2007, Thomas L. Ulry, our senior vice president, sales and marketing, and Nick Cioll, our vice president, chief risk officer, were 90%, 100% and 85%, respectively. The reason for Mr. Boss not realizing the maximum earned bonus percentage was a subjective determination by the Compensation Committee regarding progress made on team building initiatives and the reason for Mr. Cioll not realizing his maximum earned bonus percentage was a determination by the Compensation Committee that certain elements of the new risk management plan were not operational and a subjective determination relating to certain new risk management reports. As a result, Mr. Boss's bonus for fiscal 2007 was $111,242 or 27% of his base salary as of April 30, 2007, Mr. Ulry's bonus for fiscal 2007 was $45,538, or 18% of his base salary as of April 30, 2007 and Mr. Cioll bonus for fiscal 2007 was $26,392, or 15.3% of his base salary as of April 30, 2007. The bonus amounts for Messrs. Boss, Ulry and Cioll which related to fiscal 2007 were paid in November 2007. To receive the bonus payment, each named executive officer was an active employee of the Company and was in good standing on the date the bonus is paid.

        We have not paid any significant signing or promotion bonuses to our named executive officers, nor have we guaranteed any future bonuses to our named executive officers.

        Discretionary Bonuses.    The Compensation Committee has the discretion to award discretionary bonuses to named executive officers. In fiscal 2007, the Compensation Committee awarded discretionary bonus to Thomas L. Ulry and Nick Cioll in the amount of $25,000 and $20,000, respectively, in recognition of their outstanding contributions in fiscal 2006. In awarding the amount of the bonus, the Compensation Committee recognized the more senior position of Mr. Ulry and the importance of the sales function of the Company as one of the key drivers to increase stockholder value.

        Equity-Based Incentives.    Salaries and bonuses are intended to compensate our named executive officers for short-term performance. We also have adopted an equity incentive approach intended to reward longer-term performance and to help align the interests of our named executive officers with those of our stockholders. We believe that long-term performance is achieved through an ownership culture that rewards performance by our named executive officers through the use of equity incentives. Our equity incentive plans have been established to provide our employees, including our named executive officers, with incentives to help align those employees' interests with the interests of our stockholders. Our equity incentive plans have provided the principal method for our named executive officers to acquire equity interests in the Company.

        The size and terms of the initial option grant and restricted share award made to each executive officer upon joining us are primarily based on competitive conditions applicable to the executive officer's specific position and are set forth in the executive officer's employment agreement or offer letter from us. In addition, the Compensation Committee considers the number of options and restricted shares owned by other executives in comparable positions within the Company.

        The equity awards we make to our named executive officers will be driven by our sustained performance over time, our named executive officers' ability to impact our results that drive stockholder value, their level of responsibility within the Company, their potential to fill roles of increasing responsibility, and competitive equity award levels for similar positions in comparable companies. Equity forms a key part of the overall compensation for each named executive officer and will be considered each year as part of the annual performance review process and incentive payout calculation.

        We do not have a formal policy regarding the granting of equity, or the purchase and retention of equity, by our named executive officers.

        During fiscal 2007, we made one stock option award in the aggregate amount of 45,000 shares of Common Stock and one restricted stock award in the aggregate amount of 60,000 shares of Common Stock to our then newly-hired Senior Vice President, general counsel under our 2006 Stock Incentive Plan. The amount of the stock option grant and the restricted stock award was the result of negotiations with the executive officer during the hiring process in order to both recruit the executive officer to his current position and incentivize him to increase stockholder value over the life of the awards. The option was granted at the fair market value on the date of grant which is the closing price on the American Stock Exchange. The option and the shares of restricted stock vest over a three-year period with one third vesting on each anniversary of the commencement date of employment. All equity awards to our employees, including named executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, with the exercise price equal to the fair market value on the grant date based on the valuation determined by the Compensation Committee of our Board of Directors.

        In fiscal 2007, we also amended the employment agreements and the related restricted stock agreements for two named executive officers establishing a positive net income performance target for fiscal 2007 for the vesting of 75,000 shares of restricted stock for Steven S. Boss, our former Chief Executive Officer, and 15,000 shares of restricted stock for Lawrence Clayton, Jr., our former chief financial officer. In selecting such performance target, the Compensation Committee believed the target to be easily attainable. Pursuant to Mr. Boss' employment agreement, upon joining the Company in August 2005, he was awarded 200,000 shares of restricted stock; 50,000 shares of which vested upon his first anniversary with us; and 150,000 shares which were to vest over the next three years in 50,000 share increments based upon the achievement of performance targets for fiscal 2006, 2007 and 2008 established by the Compensation Committee. During fiscal 2006, the Compensation Committee did not set any performance targets for vesting. The parties rectified the failure of one tranche of restricted shares to have the opportunity to vest by entering into the amendment which provided that 75,000 shares of restricted stock shall vest if we achieved positive net income, as defined in GAAP, in fiscal 2007 and 75,000 shares of restricted stock shall vest based upon the achievement of performance targets to be established by the Compensation Committee for fiscal 2008. For each tranche of restricted shares to vest, Mr. Boss must be our employee at the time we file our respective annual reports on Form 10-K with the SEC. See "Employment Agreements," herein.

        Other Benefits.    We have a 401(k) Plan in which substantially all of our employees are entitled to participate. Employees contribute their own funds, as salary deductions, on a pre-tax basis. Contributions may be made up to Plan limits, in accordance with government limitations. The Plan permits us to make matching contributions if we choose and we have historically provided matching contributions of up to 3%, based on 50% of employees' contributions of up to 6% of defined compensation. We also offer an Amended and Restated 2005 Employee Stock Purchase Plan, or the ESPP, which became effective in July 2006. The ESPP, which has been approved by our Board of Directors and our stockholders, provides for eligible employees to purchase shares of Common Stock through payroll deductions. The ESPP generally allows employees to elect to purchase shares of Common Stock each month in an amount not to exceed an annual rate of accrual of $25,000 per calendar year in fair value of our Common Stock at the lower of the first or last day's closing price for each month's offering period, less a discount of 15%. The ESPP does not discriminate between executive and non-executive employees. We provide health care, dental, vision and life insurance, employee assistance plans and both short- and long-term disability, accidental death and dismemberment benefits to all full-time employees, including our named executive officers. We believe these benefits are comparable with companies with which we compete for employees. These benefits are available to all employees, subject to applicable laws. Certain of these plans require varying levels of employee contributions including deductibles and co-pays depending on the plans chosen by the employee. These contributions are the same for all employees including our named executive officers, excluding Mr. Hipps who received health and disability insurance through Tatum, LLC, at no cost to the Company.

Severance and Termination Protection

        Employment and Letter Agreements.    Under their employment and letter agreements, respectively, Messrs. Boss and Ulry are entitled to certain severance and change of control benefits, the terms of which are described in detail below under "Employment Contracts" and "Letter Agreements."

        Acceleration of Vesting of Equity-Based Awards.    In the event of a change in control of us, certain provisions of the 1999 Equity Incentive Plan and the 2006 Stock Incentive Plan allow, at the discretion of the Compensation Committee for up to the full acceleration of unvested equity awards in the event an acquirer neither assumes awards outstanding under these plans nor issues our award holders substitute equity awards. See "Employee Benefit Plans" below.

Accounting and Tax Considerations

        Effective August 5, 2005, we adopted the fair value provisions of Financial Accounting Standards Board Statement No. 123(R) (revised 2004), "Share-Based Payment," or SFAS 123(R). Under SFAS 123(R), we are required to estimate and record an expense for each award of equity compensation (including stock options) over the vesting period of the award.

        Internal Revenue Code Section 162(m) limits the amount that we may deduct for compensation paid to our Chief Executive Officer and to each of our four most highly compensated officers to $1,000,000 per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of "performance-based compensation." In the past, annual cash compensation to our named executive officers has not exceeded $1,000,000 per person, so the compensation has been deductible. In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation, and accordingly, in any year, such option exercise may cause an officer's total compensation to exceed $1,000,000. Under certain regulations, option spread compensation from options that meet certain requirements will not be subject to the $1,000,000 cap on deductibility, and in the past we have granted options that met those requirements. The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our named executive officers shall be designed to qualify as "performance-based compensation." To maintain flexibility in compensating our named executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee intends to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and the Compensation Committee intends to provide future compensation in a manner consistent with our best interests and those of our stockholders.

Financial Restatements

        Our Compensation Committee does not have an established practice regarding the adjustment or recovery of awards or payment if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment previously made. The Board of Directors will determine whether to seek recovery of incentive compensation under the Bonus Program in the event of a financial restatement or similar event based on the facts and circumstances surrounding a financial or similar event, should one occur. Among the key factors that the Compensation Committee will consider is whether the executive officer engaged in fraud or misconduct that resulted in need for a restatement.

Compensation Committee Interlocks and Insider Participation

        In fiscal 2007, our Compensation Committee consisted of Gary J. Hessenauer, Mark S. Juergensen, Dennis R. Leibel and Robert C. Perkins. No member of our Compensation Committee is currently, or has been at any time, one of our officers or employees or an officer or employee of one of our subsidiaries, is or was a participant in a "related party" transaction in fiscal 2007, or has served as a member of the Board of Directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

        The following report of our Compensation Committee shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

Compensation Committee Report

        The Compensation Committee, comprised of independent directors, reviewed and discussed the foregoing "Compensation Discussion and Analysis for Named Executive Officers" with the Company's management, and based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement on Schedule 14A for the Special Meeting and included in our annual report on Form 10-K for fiscal 2007.

                      Commerce Energy Group, Inc.
                      Compensation Committee*

                      Dennis R. Leibel, Chairman
                      Gary J. Hessenauer
                      Mark S. Juergensen

*
Robert C. Perkins served as a member of the Compensation Committee during fiscal 2007 and until March 27, 2008.

Summary Compensation Table

        The following table provides information regarding the compensation earned during the fiscal year ended July 31, 2007 by our former Chief Executive Officer, our former interim chief financial officer, our former chief financial officer and our three other most highly compensated executive officers who were employed by us as of July 31, 2007. We refer to these executive officers as our "named executive officers."

Name and Principal Position(s)	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)	Total ($)

Steven S. Boss Chief Executive Officer(5)	2007	$412,000		—	$100,084		$141,120	$111,242		—	$764,446

Lawrence Clayton, Jr. Chief Financial Officer(6)	2007	$334,274	(7)	—	$24,730	(8)	$14,083	—		—	$373,087

J. Robert Hipps Interim Chief Financial Officer(9)	2007	$2,769		—	—		—	—		—	$2,769

Thomas L. Ulry Senior Vice President, Sales and Marketing	2007	$248,192		—	$17,744		—	$45,538	(10)	—	$311,474

Nick Cioll Vice President, Chief Risk Officer	2007	$168,654		—	—		—	$26,392	(11)	—	$195,046

Erik A. Lopez, Sr. Senior Vice President, General Counsel(12)	2007	$86,635		—	$17,675		$9,628	—		—	$113,938

(1)
Amounts reflect the amount of stock awards we recognized, or expensed, during fiscal 2007, calculated in accordance with SFAS No. 123(R). See Note 2 to the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for fiscal 2007 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our restricted stock awards.

(2)
Amounts reflect the amount of stock options expensed in 2007, based on the vesting of grants made during or prior to fiscal 2007 as compensation costs for financial reporting purposes in accordance with SFAS No. 123R. See Note 2 to the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for fiscal 2007 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our stock options.

(3)
Consisted of bonus payments earned for fiscal 2007 under the Commerce Energy Group, Inc. Bonus Program. To receive the bonus amounts shown, each named executive officer had to have been an active employee of the Company in good standing on the date the bonus was paid, which was November 9, 2007.

(4)
Under the rules of the SEC, the Company is required to identify by type all perquisites and other personal benefits for a named executive officer only if the total value for that individual equals or exceeds $10,000, and to report and quantify each perquisite or personal benefit only if the value thereof exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for that individual.

(5)
Mr. Boss served as our Chief Executive Officer until February 20, 2008.

(6)
Mr. Clayton served as our Chief Financial Officer until July 25, 2007.

(7)
Included $59,274 in non-reimbursable, long-distance commuting expenses paid to Mr. Clayton.

(8)
In connection with Mr. Clayton's departure, we remitted payment, at par value, to Mr. Clayton for the repurchase of the 30,000 shares of unvested restricted stock. The repurchase transaction was closed in connection with the resolution of the employment dispute between Mr. Clayton and the Company. The vesting of all 30,000 shares would have been subject to the achievement of performance targets. In fiscal 2007, the performance target for 15,000 shares was the Company's attainment of positive net income, a goal which it attained; for fiscal 2008, a financial target had not been set by the Compensation Committee. Please see Note 2 to the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for fiscal 2007 for a discussion regarding the valuation of such performance-based shares.

(9)
Mr. Hipps served as our Interim Chief Financial Officer between July 30, 2007 and January 28, 2008. Mr. Hipps' compensation arrangement is discussed below under "Offer Letters with Other Executives."

(10)
Does not include a discretionary bonus payment of $25,000 in fiscal 2007 awarded by the Compensation Committee to Mr. Ulry in recognition for superior performance during fiscal 2006.

(11)
Does not include a discretionary bonus payment of $20,000 that was awarded by the Compensation Committee to Mr. Cioll in recognition for superior performance during fiscal 2006.

(12)
Mr. Lopez served as our Senior Vice President, General Counsel, between March 26, 2007 and October 5, 2007 at an annual base salary of $265,000.

Grants of Plan-Based Awards in Fiscal 2007

        The following table presents information concerning grants of plan-based awards to each of the named executive officers during the year ended July 31, 2007. The exercise price per share of each option granted to our named executive officers was equal to the fair market value of a share of Common Stock, as determined by our Compensation Committee on the date of the grant.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)

Name	Grant Date	Threshold ($)	Target I ($)	Target II ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)

Steven S. Boss	1/25/2007	$74,161	$111,242	$166,862	$259,564	—	150,000	(3)	—

Lawrence Clayton, Jr.	1/25/2007	—	—	—	—	—	30,000	(4)	—

J. Robert Hipps	—	—	—	—	—	—	—		—

Thomas J. Ulry	1/25/2007	$20,359	$45,538	$68,248	$101,196	—	—		—

Nick Cioll	1/25/2007	$17,594	$26,392	$36,655	$58,648	—	—		—

Erik A. Lopez, Sr.	3/27/2007	—	—	—	—	—	—		—

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price per Share ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(5)

Steven S. Boss	—	—		—			$—		$—

Lawrence Clayton, Jr.	—	—		—			—		—

J. Robert Hipps	—	—		—			—		—

Thomas J. Ulry	—	—		—			—		—

Nick Cioll	—	—		—			—		—

Erik A. Lopez, Sr.	3/27/2007 3/27/2007	60,000 —	(6)	— 45,000	(7)	$ $	2.56 2.56	$ $	153,600 83,745

(1)
Represents awards under the Company's Bonus Program for fiscal 2007 under various scenarios. Pursuant to the terms of the Bonus Program, the bonus award for certain of the named executive officers is calculated as the product of the named executive officer's base annual salary as of April 30, 2007, multiplied by (i) the named executive officer's potential bonus percentage assigned by the Compensation Committee, and (ii) the named executive officer's earned bonus percentage. The potential bonus percentage is a factor based upon the Company's net income. At the beginning of fiscal 2007, the Compensation Committee established four levels of net income targets and assigned potential bonus percentages applicable to the named executive officers for each corresponding level. For the Chief Executive Officer, Mr. Boss, the potential bonus percentages for the Threshold, Target I, Target II and Maximum categories were 20%, 30%, 45% and 70%, and the potential bonus percentages for the other named executive officers were 12%, 18%, 25% and 40%. The earned bonus percentage is a factor based upon the attainment of certain individual business goals assigned by the Compensation Committee. Based upon an evaluation of the attainment of such goals, the earned bonus percentages for Messrs. Boss, Ulry and Cioll were 90%, 100% and 85%, respectively. Amounts shown under the Threshold, Target I, Target II and Maximum columns correspond to the four levels of net income goals for fiscal 2007, which were, respectively, $1.35 million, $3.0 million, $4.0 million and $5.0 million. Amounts shown in each column reflect the bonus that would have been earned by the respective named executive officer under the Bonus Program had the Company achieved the applicable net income target. We assumed that the earned bonus percentage for each of the named executive officers in fiscal 2007 remained constant in each of the four target income scenarios. The Target I column sets forth the bonus amounts actually earned for fiscal 2007 based on the Company's net income as defined in the Bonus Program of $3.6 million. Lawrence Clayton, Jr., J. Robert Hipps and Erik A. Lopez, Sr. each were not eligible to receive a bonus under the Bonus Program. Messrs. Clayton and Lopez were no longer employees of the Company and thus were not entitled to receive a bonus because they did not meet the vesting requirements of the Bonus Program. Mr. Hipps did not meet the eligibility requirements under the Bonus Program.

(2)
Represents performance-based shares of restricted stock awarded under the Company's 1999 Equity Incentive Plan.

(3)
The award, granted under the 1999 Equity Incentive Plan described herein, was exercisable with respect to 75,000 shares upon our achievement of net income for fiscal 2007 and confirmation of such net income as set forth in our annual report on Form 10-K for fiscal 2007. Vesting for the remaining 75,000 shares was to be determined based on the achievement of performance targets for fiscal 2008 that had not been set by the Compensation Committee; however, the Company repurchased these shares from Mr. Boss at par value per share pursuant to the terms of the Separation Agreement and General Release dated February 20, 2008, executed by the parties in connection with Mr. Boss' resignation as Chief Executive Officer and as a director of the Company on February 20, 2008, and the 1999 Equity Incentive Plan.

(4)
Under the terms of Mr. Clayton's amended employment agreement and amended restricted stock agreement, the award, granted under the 1999 Equity Incentive Plan, was exercisable with respect to 15,000 shares upon our achievement of net income for fiscal 2007 and confirmation of such net income as set forth in our annual report on Form 10-K for fiscal 2007, with vesting of the remaining 15,000 shares based on the achievement of performance targets for fiscal 2008 that had not been set by the Compensation Committee. Subsequent to Mr. Clayton's departure from the Company on July 25, 2007, we remitted payment to Mr. Clayton for the repurchase of his 30,000 shares of restricted stock for $0.001 per share pursuant to the terms of his restricted stock agreement. The repurchase transaction was closed in connection with the resolution of the employment dispute between Mr. Clayton and the Company.

(5)
Amounts reflect the total fair value of stock awards or stock options granted in fiscal 2007, calculated in accordance with SFAS No. 123(R).

(6)
The award, granted under the 2006 Stock Incentive Plan, vested as to 20,000 shares on March 26, 2008 and as to 20,000 on each of the first two anniversaries thereafter under its original terms. Pursuant to a separation agreement and general release dated October 5, 2007; such vesting was amended as follows: 10,000 shares of such restricted stock were forfeited and 50,000 shares of restricted stock vested as of January 2, 2008.

(7)
The options shares, granted under the 2006 Stock Incentive Plan, vested as to 15,000 shares on March 26, 2008 and as to 15,000 shares on each of the first two anniversaries thereafter under its original terms. Under our separation agreement with Mr. Lopez, his option to purchase all such 45,000 shares was canceled.

Outstanding Equity Awards at July 31, 2007

        The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended July 31, 2007, including the value of the stock awards.

	Option Awards							Stock Awards

											Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
									Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)
	Number of Securities Underlying Unexercised Options at July 31, 2007 (#)
								Market Value of Shares of Stock Not Vested($)(1)
			Option Exercise Price ($)		Option Expiration Date	Number of Shares of Stock Not Vested (#)

Name	Exercisable	Unexercisable

Steven S. Boss	200,000 50,000	100,000(2 —)	$ $	1.80 1.80	07/31/2015 07/22/2015	— —		— —	150,000	(3)	$315,000 —

Lawrence Clayton, Jr.(4)	—	—		—	—	—		—	—		—

J. Robert Hipps	—	—		—	—	—		—	—		—

Thomas J. Ulry	100,000	—		$3.50	03/02/2015	20,000	(5)	$42,000	—		—

Nick Cioll	85,000	—		$1.92	07/27/2014	—		—	—		—

Erik A. Lopez, Sr.(6)	—	45,000		$2.56	03/27/2013	60,000		$126,000	—		—

(1)
Market value based on $2.10, the closing price of a share of Common Stock on July 31, 2007, the last day of fiscal 2007.

(2)
These option shares became exercisable on August 1, 2007.

(3)
The award was exercisable with respect to 75,000 shares upon our achievement of net income for fiscal 2007 and confirmation of such net income as set forth in our annual report on Form 10-K for fiscal 2007. Vesting for the remaining 75,000 shares was to be determined based on the achievement of performance targets for fiscal 2008 that had not been set by the Compensation Committee; however, the Company repurchased these shares from Mr. Boss at par value per share pursuant to the terms of the Separation Agreement and General Release dated February 20, 2008, executed by the parties in connection with Mr. Boss' resignation as Chief Executive Officer and as a director of the Company on February 20, 2008, and the 1999 Equity Incentive Plan.

(4)
Prior to his departure on July 25, 2007, Mr. Clayton held options to purchase a total of 120,000 shares of Common Stock, 40,000 of which were exercisable and 80,000 of which were not. As a result of Mr. Clayton's termination, all stock option shares held by Mr. Clayton, including those that were exercisable, were terminated. In addition, we remitted payment to Mr. Clayton for the repurchase of 30,000 shares of unvested restricted stock previously held by Mr. Clayton. The repurchase transaction was closed in connection with the resolution of the employment dispute between Mr. Clayton and the Company.

(5)
Of these restricted stock shares, 10,000 were vested on January 1, 2008 and 10,000 will vest on January 1, 2009.

(6)
Under the terms of a separation agreement with Mr. Lopez dated October 5, 2007, 10,000 shares of restricted stock were forfeited pursuant to their original terms. The vesting relating to the remaining 50,000 shares of restricted stock was amended so that such shares vested as of January 2, 2008, and the option to purchase 45,000 shares of Common Stock was canceled pursuant to its terms.

Option Exercises in Fiscal 2007

        The following table presents certain information concerning the exercise of options and the vesting of stock awards by each of our named executive officers during fiscal 2007.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Exercise (#)	Value Realized on Vesting ($)

Steven S. Boss	—	—	50,000	$69,500

Lawrence Clayton, Jr.	—	—	15,000	$24,300

J. Robert Hipps	—	—	—	—

Thomas J. Ulry	—	—	10,000	$14,600

Nick Cioll	15,000	$15,600	—	—

Erik A. Lopez, Sr.	—	—	—	—

Pension Benefits

        None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Contribution Plans

        None of our named executive officers participate in or have account balances in non-qualified defined contribution plans maintained by us. The Compensation Committee, which is comprised solely of "outside directors" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, may elect to provide our officers and other employees with non-qualified defined contribution benefits if the Compensation Committee determines that doing so is in our best interests.

Deferred Compensation

        None of our named executive officers participates in or has account balances in deferred compensation plans or arrangements maintained by us.

Employment Agreements

  Steven S. Boss

        On August 1, 2005, we entered into an employment agreement with Steven S. Boss, our former Chief Executive Officer, which was most recently amended on January 25, 2007. The employment agreement, as amended, has no specific term and is subject to termination by either the Company or Mr. Boss without cause upon 60 days written notice.

        The amended employment agreement sets forth Mr. Boss' base salary as $412,000 per year, which is subject to periodic review and to increase (but not decrease) by our Board of directors or Compensation Committee. With respect to fiscal year 2006, the employment agreement provided for Mr. Boss' eligibility for consideration for an incentive bonus calculated between 50% and 150% of base salary based upon achievement of objectives established by the Compensation Committee. For fiscal 2007 and each fiscal year thereafter, Mr. Boss was eligible to participate in the Company's Bonus Program.

        Pursuant to the employment agreement, Mr. Boss was granted an option to purchase 300,000 shares of Common Stock at an exercise price equal to $1.80 per share, with vesting as to 100,000 shares upon hire and as to 100,000 shares on each of the first two anniversaries thereafter. In addition, pursuant to an amendment to the employment agreement dated January 25, 2007, and a restricted stock agreement dated August 1, 2005 and amended as of January 25, 2007, Mr. Boss was granted 200,000 shares of restricted stock, 50,000 shares of which vested (the Company's right to repurchase terminated) on August 1, 2006. Pursuant to the amended employment agreement and the amended restricted stock agreement, an additional 75,000 shares vested upon our achievement of net income for fiscal 2007 as confirmed in our annual report on Form 10-K for fiscal 2007 when it was filed with the SEC. The remaining 75,000 shares would have vested if the Company had achieved the performance target(s) established by the Compensation Committee for fiscal 2008 as confirmed in our annual report on Form 10-K for fiscal 2008 once it was filed with the SEC, subject to Mr. Boss' continued employment with the Company.

        The employment agreement provided that if Mr. Boss was terminated without cause (as defined below) or if he resigned for good reason (as defined below), Mr. Boss would be entitled to severance equal to 12 months of his then-current base salary payable over a 12-month period, plus 12 months accelerated vesting of outstanding unvested stock options and restricted stock, plus reimbursement of insurance premiums for health coverage for two months. If Mr. Boss was terminated for cause (as defined below), he would have received earned but unpaid base salary and accrued but unpaid vacation, but no further compensation or severance payment of any kind.

        For purposes of Mr. Boss' agreement:

  •
  "cause" generally means: (i) a material breach of the employment agreement, or of a Company policy or law applicable to the Company, (ii) demonstrated and material neglect of duties or failure to perform material duties following written notice and a reasonable cure period, (iii) misconduct, dishonesty, self-dealing, fraud or similar conduct, or (iv) conviction of a crime or plea of guilty or nolo contendere, with limited exceptions.

  •
  "good reason" generally means (i) a reduction in Mr. Boss' salary or benefits, except as part of a general change in compensation benefits for similarly situated executives, (ii) a failure by us to comply with the material provisions of the employment agreement or (iii) within 180 days of a change in control, as defined below; provided, that the Company has a period of 20 days after receipt of written notice from the executive to cure an event or condition described in clause (i) or (ii).

  •
  A "change in control" generally means (i) the acquisition by any person or group of our securities, after which such person or group owns more than 50% of our outstanding voting stock, (ii) a merger or consolidation involving the Company which results in the holders of the Company's outstanding voting securities immediately prior to such transaction failing to hold more than 50% of the outstanding voting power of the corporation resulting from such merger or consolidation, or (iii) the acquisition or sale of all or substantially all of our assets in a transaction or series of transactions.

        Under the employment agreement, Mr. Boss agreed not to solicit the Company's employees, customers, clients or suppliers during his employment and for a period of one year after any period in which severance payments are received, and not to compete with the Company during his employment and any period in which severance payments are received. Further, the employment agreement obligates Mr. Boss to refrain from disclosing any of our proprietary information received during the course of employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of employment. As a condition to Mr. Boss receiving severance benefits under the employment agreement, he agreed to sign a release in a form customarily used by the Company for such purposes, and reaffirm the confidentiality, non-solicitation and non-competition agreements contained in his employment agreement. Finally, pursuant to the employment agreement, we entered into our standard form of indemnification agreement with Mr. Boss.

  Lawrence Clayton, Jr.

        On December 1, 2005, we entered into an employment agreement with Mr. Clayton, our former chief financial officer, which was amended most recently on January 25, 2007. Under the terms of the employment agreement, Mr. Clayton received an annual base salary of $275,000. With respect to fiscal 2006, Mr. Clayton was eligible to receive an incentive bonus if the Company reached certain financial objectives determined by the Board, and for fiscal 2007 and each fiscal year thereafter, Mr. Clayton would have been eligible to participate in the Company's Bonus Program.

        On December 1, 2005, pursuant to the terms of the employment agreement and the stock option agreement, we granted to Mr. Clayton an option to purchase 120,000 shares of Common Stock, which vested in equal amounts on each of the first three anniversaries of the date of the grant. In addition, pursuant to the amended employment agreement and a restricted stock agreement dated December 1, 2005 and amended as of January 25, 2007, Mr. Clayton was granted 45,000 shares of restricted stock, 15,000 shares of which vested (the Company's right to repurchase terminated) on December 1, 2006. Pursuant to the employment agreement and a stock agreement, each as amended, the remaining 30,000 shares vested as follows: (i) 15,000 of the restricted shares would vest (the Company's right to repurchase shall terminate) upon the date on which the Company filed its annual report on Form 10-K with the SEC indicating that the Company achieved net income (defined in accordance with generally accepted accounting principles) for fiscal 2007 and (ii) 15,000 of the restricted shares would vest (the Company's right to repurchase shall terminate) upon the date on which the Company files its annual report on Form 10-K with the SEC indicating in the financial statements contained therein that the Company achieved the performance target(s) established by the Compensation Committee for fiscal 2008.

        The employment agreement provided that if Mr. Clayton's employment was terminated by the Company without cause or if he resigned for good reason, Mr. Clayton would be entitled to severance, as long as Mr. Clayton did not accept other employment, equal to 12 months base salary, payable in six equal installments commencing on the first business day after six months from the date of the termination, or the severance period, plus reimbursement of the cost of continuation coverage under COBRA for 12 months and 12 months accelerated vesting of outstanding options and restricted stock. If Mr. Clayton was terminated for cause (as defined below), he would receive earned but unpaid base salary and accrued but unpaid vacation, but no further compensation or severance payment of any kind. For purposes of Mr. Clayton's employment agreement, the terms "cause" and "good reason" have the same meanings given above under the description of Mr. Boss' employment agreement.

        Under the employment agreement, Mr. Clayton agreed not to solicit customers or employees of the Company during his employment with the Company and for a period of one year after the end of the Severance Period. The employment agreement further provided that Mr. Clayton would not accept employment with, or otherwise engage in, any business that competes with the Company during his employment or any period during which he is receiving severance payments from the Company. As a condition to Mr. Clayton receiving severance benefits under the employment agreement, he agreed to sign a release in a form customarily used by the Company for such purposes, and reaffirm the confidentiality, non-solicitation and non-competition agreements contained in his employment agreement. Finally, in accordance with the employment agreement, we entered into our standard form of indemnification agreement with Mr. Clayton.

        Pursuant to his employment agreement, Mr. Clayton was awarded a relocation payment in the amount of $20,000, and reimbursement for documented relocation expenses up to an additional $80,000. An amendment to the employment agreement dated November 30, 2006 clarified that reimbursements for any living expenses (including reasonable travel expenses) incurred by Mr. Clayton in Southern California after January 1, 2007 would draw on the above-referenced $80,000 relocation expense provision.

  Erik A. Lopez, Sr.

        On March 26, 2007, we entered into an employment agreement with Erik A. Lopez, Sr., our fomer senior vice president, general counsel. The employment agreement had no specific term and was subject to termination by either the Company or Mr. Lopez, Sr. without cause upon 60 days written notice.

        The employment agreement set forth Mr. Lopez's base salary as $265,000 per year, which was subject to periodic review and to increase (but not decrease) by our Board of Directors or Compensation Committee. The employment agreement also provided for Mr. Lopez's eligibility to participate in the Company's Bonus Program beginning with fiscal 2007 and for each year thereafter during the term of the employment agreement.

        Pursuant to the employment agreement, Mr. Lopez was granted an option to purchase 45,000 shares of Common Stock at an exercise price equal to $2.56 per share, with 15,000 shares subject to such option vesting on March 26, 2008, and 15,000 shares vesting on each of the first two anniversaries thereafter. In addition, pursuant to the employment agreement and a restricted stock agreement, Mr. Lopez was granted 60,000 shares of restricted stock, with 20,000 shares vesting as of March 26, 2008, and 20,000 shares vesting on each of the first two anniversaries thereafter.

        The employment agreement provided that if Mr. Lopez was terminated without cause or if he resigned for good reason, Mr. Lopez would be entitled to severance, as long as he did not accept other employment, equal to 12 months of his then-current base salary, payable as to 50% of such amount six months after the termination date and the balance paid in equal monthly installments thereafter, plus reimbursement of the cost of continuation coverage under COBRA for 12 months and 12 months accelerated vesting of outstanding unvested stock options and restricted stock. If Mr. Lopez was terminated for cause (as defined below), he would receive earned but unpaid base salary and accrued but unpaid vacation, but no further compensation or severance payment of any kind.

        For purposes of Mr. Lopez's agreement, "cause" generally means: (i) a material breach of the employment agreement, or of a Company policy or law applicable to the Company, (ii) demonstrated and material neglect of duties or failure to perform material duties following written notice and a reasonable cure period, (iii) misconduct that is serious in nature, dishonesty, self-dealing, fraud or similar conduct related to Mr. Lopez's conduct, (iv) having been convicted of or entered a plea of nolo contendere with respect to a felony or a crime involving fraud, dishonesty or moral turpitude, or (v) having engaged in intentional misconduct which materially damages the Company under certain circumstances. With respect to Mr. Lopez's employment agreement, the terms "good reason" and "change of control" have the same meanings set forth above under the description of Mr. Boss' employment agreement.

        Under the employment agreement, Mr. Lopez agreed not to solicit the Company's employees, customers, clients or suppliers during the term of his employment and for a period of one year thereafter, and not to compete with the Company during the term of his employment and any period in which severance payments are received. Further, the employment agreement obligated Mr. Lopez to refrain from disclosing any of our proprietary information received during the course of employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of employment. As a condition to Mr. Lopez receiving severance benefits under the employment agreement, he agreed to sign a release in a form customarily used by the Company for such purposes, and reaffirm the confidentiality, non-solicitation and non-competition agreements contained in his employment agreement. Finally, pursuant to the employment agreement, we entered into our standard form of indemnification agreement with Mr. Lopez.

Separation Agreement and Standstill Agreement with Mr. Boss

        The Company entered into a Separation Agreement and General Release with Mr. Boss dated February 20, 2008 (the "Boss Separation Agreement"), which became effective February 28, 2008 (the "Effective Date"). Mr. Boss was paid a severance payment of $446,333, equal to 13 months of Mr. Boss' base salary as of the resignation date, paid in a lump sum after the Effective Date. He also retained his group health coverage under COBRA for 13 months at the Company's expense.

        The Company also repurchased 75,000 shares of unvested restricted Common Stock held by Mr. Boss, pursuant to the terms of the 1999 Equity Incentive Plan at par value per share, with payment for the repurchase being credited from the severance payment. In addition, Mr. Boss sold to the Company 166,000 shares of Common Stock owned by him for a price of $1.26 per share, or $209,000 in the aggregate.

        Mr. Boss agreed not to solicit the Company's employees or contractors, and not to work in certain businesses, for a period of 13 months after February 20, 2008. Mr. Boss also acknowledged that certain provisions of his Employment Agreement shall extend beyond the resignation date, including provisions relating to proprietary information obligations. The Boss Separation Agreement contains a general release by Mr. Boss of all claims against the Company and its affiliates and representatives.

        The Company and Mr. Boss also entered into a Voting and Standstill Agreement dated February 20, 2008. The Voting and Standstill Agreement limits the activities of Mr. Boss until April 1, 2009, with respect to exercising any voting rights that he might have by virtue of his ownership of shares of Common Stock held or subsequently acquired by him, restricts his ability to enter into or participate in certain types of transactions involving or affecting the Company and limits his ability to resell Common Stock owned, or to be owned, by him.

Settlement Agreement with Mr. Clayton

        Mr. Clayton's employment and position as the Company's Senior Vice President, Chief Financial Officer and Secretary was terminated, effective July 25, 2007. As a result of a successful mediation of an outstanding dispute between Mr. Clayton and the Company regarding the basis for his termination, we entered into a settlement agreement and general release dated November 29, 2007 with Mr. Clayton (the "Clayton Settlement Agreement"). We paid Mr. Clayton a lump-sum settlement payment of $400,000 (of which $280,000 was reimbursed to us under an insurance policy), on January 2, 2008. Subsequent to Mr. Clayton's departure from the Company, we remitted payment to Mr. Clayton for the repurchase of his 30,000 shares of restricted stock for par value per share pursuant to the terms of his restricted stock agreement and all shares were forfeited. In addition, each party to the Clayton Settlement Agreement agreed to a mutual general release of claims that the parties may have against each other.

Separation Agreement with Mr. Lopez

        Effective October 5, 2007, Mr. Lopez resigned from his position as Senior Vice President and General Counsel and left the Company. In connection with his departure, we entered into a separation agreement and general release dated October 5, 2007 with Mr. Lopez (the "Lopez Separation Agreement"). Under the terms of the Lopez Separation Agreement, on October 9, 2007, we paid to Mr. Lopez a severance payment in the amount of $200,000, one business day after confirmation of Mr. Lopez's written communication to the Occupational Health and Safety Administration (OSHA) informing OSHA that all of his disputes with the Company had been fairly resolved and that the complaint he filed with OSHA had been withdrawn. Mr. Lopez agreed to a general release of all claims against us and our representatives. Pursuant to the Lopez Separation Agreement, Mr. Lopez's option to purchase 45,000 shares of Common Stock was canceled. In addition, 10,000 of the 60,000 shares of unvested restricted stock held by Mr. Lopez were forfeited and the remaining 50,000 shares of restricted stock vested on January 2, 2008. In order to facilitate the payment terms of the Lopez

Separation Agreement, on October 5, 2007, we entered into an amendment to Mr. Lopez's employment agreement to take into account recent changes under Internal Revenue Code Section 409A. On October 26, 2007, OSHA notified the Company that it was closing its investigation of the OSHA complaint relating to Mr. Lopez.

Offer Letters with Other Executives

  J. Robert Hipps

        On July 27, 2007, we entered into an Interim Executive Services Agreement (the "Services Agreement") with Tatum, LLC ("Tatum"), dated July 25, 2007 to engage J. Robert Hipps as our Interim Chief Financial Officer. The Services Agreement provided that Mr. Hipps would become an employee of the Company, subject to the supervision and direction of the Chief Executive Officer and the Board. Under the Services Agreement, Tatum had no control or supervision over Mr. Hipps, as long as he was performing services under the Services Agreement. The term of the Services Agreement was for a minimum of three months, provided that either party could terminated it earlier with 30 days written notice to the other party, and provided further that we may terminate the Services Agreement immediately for cause based on the performance of Mr. Hipps.

        Pursuant to the Services Agreement, we paid $37,500 per month, 80% of which was paid directly to Mr. Hipps as salary through the Company's payroll system and 20% of which was paid to Tatum. The Services Agreement provided an option for us during its term to hire Mr. Hipps on a permanent basis, upon entering into another form of agreement with Tatum, which must provide for the payment of additional placement fees to Tatum. In connection with entering into the Services Agreement, the Company entered into its standard form of Indemnification Agreement with Mr. Hipps. Mr. Hipps tendered his resignation as Interim Chief Financial Officer and Secretary of the Company on January 25, 2008, effective January 28, 2008.

  Thomas L. Ulry

        On May 31, 2005, we entered into an employment letter agreement with Thomas L. Ulry, our Senior Vice President, Sales and Marketing. The letter agreement set Mr. Ulry's annual base salary at $225,000, and provided for a discretionary annual bonus, as determined by the Compensation Committee. In addition, the agreement provides for other standard employee benefits including medical, dental and insurance benefits and the right to participate in our 401(k) Plan. Finally, the agreement provides that if we were to terminate Mr. Ulry without cause during the first year after May 31, 2005, Mr. Ulry would be entitled to one year's annual base salary, and if we were to terminate him without cause at any time thereafter, Mr. Ulry would be entitled to an amount equal to his monthly salary for up to six months or until he finds other employment, whichever is first to occur.

        Pursuant to the letter agreement, Mr. Ulry was awarded an option to purchase 100,000 shares of Common Stock at an exercise price of $3.50 per share, vesting in equal annual installments over four years. In addition, Mr. Ulry was awarded the right to reimbursement of actual relocation benefits not to exceed $40,000. On October 19, 2006, the Compensation Committee increased Mr. Ulry's annual base salary by $25,000 effective October 1, 2006.

Cash Bonus Program

        On January 25, 2007, the Board, upon the recommendation of the Compensation Committee, adopted the Commerce Energy Group, Inc. Bonus Program, which was amended and restated effective March 27, 2007 and January 25, 2008 (as amended and restated, the "Bonus Program").

        Background.    We established the Bonus Program to provide employees with an increased awareness and ongoing interest in our success. The Plan is a broad-based plan designed to ensure that the executives, management and staff employees are appropriately awarded for both corporate and individual performance. In developing the Bonus Program, consideration was given to the existing salary levels and total compensation of the executives and other employees. The structure of the cash Bonus Program was determined to be an efficient employee incentive and appropriate to preserve shareholder interests.

        Administration.    The Bonus Program is administered by the Compensation Committee. The Compensation Committee has the right to construe the Bonus Program, to interpret any provision of the Bonus Program, to make rules relating to it and to determine any factual question arising in connection with the operation of the Bonus Program.

        Eligibility.    An employee must begin full-time employment with us within the first nine months of a fiscal year (August 1 through April 30) to be eligible to participate in the Bonus Program for that fiscal year. Employees who participate in one or more of our commission incentive programs are also eligible for a bonus under the Bonus Program, although reduced (but not below zero) by any amounts received under any of our commission incentive programs for the same fiscal year. Part-time employees and contractors are not eligible to participate in the Bonus Program.

        Determination of Bonus.    The Bonus Program is not effective with respect to any fiscal year in which we do not achieve positive net income from operations (after deducting bonuses accrued under the Bonus Program). Pursuant to the terms of the Bonus Program, the bonus award for each participant is calculated based upon the product of (i) the participant's base annual salary as of April 30 of the applicable fiscal year; (ii) the participant's potential bonus percentage assigned by the Compensation Committee to five levels of employee classification (i.e., the chief executive officer, other executive officers; director (employee position) and VPs, management and staff), and (iii) the participant's earned bonus percentage based upon the attainment of certain individual goals set by the Compensation Committee for the executives, the executives with respect to the management and the executives and management with respect to the staff; then reduced (but not below zero) by any amounts from the Company's commission incentive plan.

        Under the Bonus Program, a participant's potential bonus percentage is determined based upon the Company's net income. Net income under the Bonus Program means the Company's net income from operations, including interest income and expense, for any fiscal year after bonus accruals under the Bonus Program are deducted. At the beginning of each fiscal year, the Compensation Committee establishes levels of net income targets and assigns potential bonus percentages for each such corresponding level for each employee group, chief executive officer, executive officers, director and vice presidents, management and staff.

        In determining the earned bonus percentage, the Compensation Committee assigned to the Chief Executive Officer and each of the other executive officers specific individual objectives in several of the following categories: increase in overall Company financial performance; increase in investor awareness; financial risk management, peer and leadership development; and customer maintenance and growth. In establishing the performance objectives of the executive officers, the Chief Executive Officer and members of the executive team make recommendations, which are approved by members of the Compensation Committee. Each executive, including each executive officer, has individual objectives for the applicable fiscal year which are designed to contribute to the achievement of our corporate objectives for that applicable fiscal year. For purposes of determining whether our executive officers meet each of the individual goals and objectives assigned to them, the Compensation Committee meets with our Chief Executive Officer and then deliberates without the Chief Executive Officer present. In determining the earned bonus percentage for management and staff personnel, a similar procedure occurs with their direct reports. Each employee has business goals and a potential bonus payout commensurate with his or her level in the Company.

        The Compensation Committee, in its discretion, may establish a bonus pool to be allocated to non-executive eligible employees if we achieve net income from operations, including interest income and expense, but fall short of our threshold financial target. In the event that we surpass our most aggressive financial target, the Compensation Committee may establish a bonus pool to be allocated to employees in the discretion of the Compensation Committee, including the Chief Executive Officer and the other executive officers.

        Timing of Payment and Vesting.    In fiscal years where bonuses are earned under the Bonus Program, payouts will be in a lump sum payment after the fiscal year audit to which the bonus relates is completed and the individual evaluation process to determine the earned bonus percentage has been finalized. To receive a benefit under the Bonus Program for a particular fiscal year, a participant must complete at least three months of service during the fiscal year, and must be an active employee in good standing on the date the bonus is paid.

        Amendment.    The Board or the Compensation Committee has the unilateral right to amend, suspend or terminate the Bonus Program at any time with respect to all or some employees and with respect to any unearned or unvested bonus that is or could become payable. If such amendment or termination would have a material and adverse affect on an employee's earned, but unvested bonus, the written consent of the affected employee is required.

Employee Benefit Plans

  Commerce Energy Group, Inc. 2006 Stock Incentive Plan

        Purpose.    The purpose of our 2006 Stock Incentive Plan, or the SIP, is to attract, retain and motivate select employees, officers, directors and consultants of the Company and its affiliates and to provide incentives and rewards for superior performance.

        Shares Subject to the SIP.    The SIP currently provides that no more than 1,453,334 shares (of which 268,334 shares remain available for issue at April 18, 2008), of Common Stock may be issued pursuant to awards under the SIP provided that we shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan. These shares shall be authorized but unissued shares. The number of shares available for awards, as well as the terms of outstanding awards, is subject to adjustment as provided in the SIP for stock splits, stock dividends, recapitalizations and other similar events. We have registered the shares of Common Stock available for issuance or transfer under the SIP on a registration statement on Form S-8 filed with the SEC.

        Shares of Common Stock that are subject to any award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent awards, except as prohibited by law. In addition, shares that the Company refrains from delivering pursuant to an award as payment of either the exercise price of an award or applicable withholding and employment taxes will be available for subsequent awards under the SIP.

        Administration.    Either the Board of Directors or a committee appointed by the board is authorized to administer the SIP. The Board of Directors and any committee exercising discretion under the SIP from time to time are referred to as the "Committee." The Compensation Committee of the Board of Directors currently acts as the Committee for purposes of the SIP. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or other officers, to make awards to directors, officers or employees who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act, or other officers whom we have specifically authorized to make awards. With respect to decisions involving an award intended to satisfy the requirements of

Section 162(m) of the Code, the Committee is to consist of two or more directors who are "outside directors" for purposes of that Code section.

        Subject to the terms of the SIP, the Committee has express authority to determine the directors, employees and consultants who will receive awards, the number of shares of Common Stock, units or share appreciation rights, or SARs, to be covered by each award, and the terms and conditions of awards. The Committee has broad discretion to prescribe, amend and rescind rules relating to the SIP and its administration, and to interpret and construe the SIP and the terms of all award agreements. Within the limits of the SIP, the Committee may accelerate the vesting of any award, allow the exercise of unvested awards, and may modify, replace, cancel or renew them. In addition, the Committee may under certain circumstances buy out options or SARs or, subject to stockholder approval, reduce the exercise price for outstanding options or SARs.

        The SIP provides that we will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the SIP. The SIP releases these individuals from liability for good faith actions associated with the SIP's administration.

        Eligibility.    The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other awards to directors, employees and consultants. The SIP and the discussion below use the term "participant" to refer to a director, employee or consultants who has received an award. The SIP provides that no more than 1,000,000 shares of Common Stock may be issued during any calendar year to any participant under the SIP pursuant to options and SARs awards under the SIP.

        Options.    Options granted under the SIP provide participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, or Non-ISOs. The SIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).

        Share Appreciation Rights (SARs).    A SAR generally permits a participant who receives it to receive, upon exercise, cash and/or shares of Common Stock equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares multiplied by (ii) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

        Exercise Price for Options and SARs.    The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares of Common Stock subject to the award for participants who own more than 10% of our shares of Common Stock on the grant date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

        Exercise of Options and SARs.    To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms, or combination of them: cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a plan the Committee approves.

        The term over which participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's outstanding shares of Common Stock).

        Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units.    Under the SIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the participant's interest is immediately vested. For restricted awards, the SIP provides the Committee with discretion to determine the terms and conditions under which a participant's interests in such awards become vested. The SIP provides for deferred share units in order to permit certain directors, consultants or select members of management to defer their receipt of compensation payable in cash or shares of Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.

        Whenever shares of Common Stock are released pursuant to these awards, the participant will be entitled to receive additional shares of Common Stock that reflect any stock dividends that the Company's stockholders received between the date of the award and issuance or release of the shares of Common Stock. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to our stockholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to our stockholders until paid in cash when the shares of Common Stock to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

        Performance Awards.    The SIP authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may or may not designate as "performance compensation awards" that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance awards are payable in shares of Common Stock, cash or some combination of the two, subject to an individual participant limit of 1,000,000 shares of Common Stock and $1,000,000 in cash. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

        With respect to performance compensation awards, the SIP requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code Section 162(m).

        Under the SIP, the possible performance measures for performance compensation awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a performance compensation award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

        Transferability.    Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members or related trusts or as otherwise approved by the Committee.

        Certain Corporate Transactions.    The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the SIP but as to which no awards have yet been granted or that have been returned to the SIP upon cancellation, forfeiture or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding options under the SIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the SIP.

        In addition, in the event or in anticipation of a change in control (as defined in the SIP), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our stockholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding awards in full as of a date immediately prior to consummation of the change of control. To the extent that an award is not exercised prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation.

        Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a change in control is involuntarily terminated (as defined in the SIP) by the successor corporation in connection with, or within 12 months following consummation of, the change in control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares of Common Stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        In the event of any distribution to our stockholders of securities of any other entity or other assets (other than dividends payable in cash or our stock) without receipt of consideration by us, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if we dissolve or liquidate, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a change in control.

        Term of SIP; Amendments and Termination.    The term of the SIP is ten years from the date of stockholder approval, January 26, 2016. The Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the SIP; provided that no amendment, suspension or termination of the SIP shall materially and adversely affect awards already granted unless it relates to an adjustment pursuant to certain transactions that change our capitalization or it is otherwise mutually agreed between the participant and the Committee. In addition, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the SIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        Termination, Rescission and Recapture.    Each award under the SIP is intended to align the participant's long-term interest with our interests. If the participant engages in certain activities (such as disclosure of confidential or proprietary information without appropriate authorization, breaches certain agreements relating to the protection of our intellectual property, solicits our non-administrative employees to leave the Company or renders services to an organization or business which is, or working to become, competitive to us), either during employment or after the participant has terminated his employment or other relationship with us for any reason, the participant is deemed to be acting contrary to our long-term interests. In such cases, except as otherwise expressly provided in the award Agreement, we may terminate any outstanding, unexercised, unexpired, unpaid or deferred awards, rescind any exercise, payment or delivery pursuant to the award, or recapture any shares of Common Stock (whether restricted or unrestricted) or proceeds from the participant's sale of Shares issued pursuant to the award.

        Internal Revenue Code Section 409A Requirements.    Certain awards under the SIP may be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code, or Section 409A, which imposes certain requirements on compensation that is deemed under Section 409A to involve nonqualified deferred compensation. Among other things, the requirements relate to the timing of elections to defer the timing of distributions and prohibitions on the acceleration of distributions. Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income and the possible imposition of penalty interest on the unpaid tax. Generally, Section 409A does not apply to incentive awards that are paid at the time the award vests. Likewise, Section 409A typically does not apply to restricted stock. Section 409A may, however, apply to incentive awards the payment of which is delayed beyond the calendar year in which the award vests. Treasury regulations generally provide that the type of awards provided under the SIP will not be considered nonqualified deferred compensation. However, to the extent that Section 409A applies to an award issued under the SIP, the SIP and all such awards will, to the extent practicable, be construed in accordance with Section 409A. Under the SIP, the Committee has the discretion to grant or to unilaterally modify any award issued under the SIP in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or voids any participant election to the extent it would violate Section 409A. The Committee also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the SIP and all awards issued under the SIP.

  1999 Equity Incentive Plan

        In connection with our 2004 reorganization merger with Commonwealth Energy Corporation, or Commonwealth, we assumed the Commonwealth Energy Corporation 1999 Equity Incentive Plan, which Commonwealth Energy Corporation amended and restated effective May 9, 2003 (as amended and restated, the "EIP").

        Background.    The purpose of the EIP is to provide incentives to attract, retain and motivate employees, officers, directors, consultants, independent contractors and advisors whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance through awards of options, restricted stock awards and stock bonuses.

        Shares Subject to the EIP.    The EIP provides that no more than 7,000,000 shares of Common Stock may be issued pursuant to awards under the EIP. Although we still have awards outstanding under the EIP, we agreed not to issue any additional awards under the EIP when our stockholders approved the SIP on January 26, 2006. The number of shares available for awards, as well as the terms of outstanding awards, is subject to adjustment for stock splits, stock dividends, recapitalizations and other similar events. We have registered the shares of Common Stock available for issuance under the EIP on a registration statement on Form S-8 filed with the SEC.

        Administration.    Either the Board or our Compensation Committee may administer the EIP. Subject to the terms of the EIP, the Board has express authority to determine who will receive awards, the number of shares of Common Stock or other consideration subject to each award, and the terms and conditions of the awards. The Board of Directors has broad discretion to prescribe, amend and rescind rules relating to the EIP and its administration, to interpret and construe the EIP and the terms of all award agreements, and to take all actions necessary or advisable to administer the EIP. The Board may cancel certain awards and grant in substitution new awards covering the same or different number of shares but with an exercise price per share based on the fair market value per share of our Common Stock on the new option grant date. The Board may also buy back a previously granted award from a participant.

        Eligibility.    The Board may grant ISOs only to employees, including officers and directors who are employees, and may grant all other awards to officers, directors, consultants, independent contractors and advisors. The EIP and the discussion below use the term "participant" to refer to each such person who has received an award.

        Options.    Options granted under the EIP provide participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Board may grant options that are intended to qualify as ISOs or Non-ISOs. The EIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).

        The exercise price for Non-ISOs shall not be less than 85% of the underlying Common Stock's fair market value on the grant date. The exercise price for ISOs shall not be less than 100% of the underlying Common Stock's fair market value on the grant date. However, with respect to any Award to a participant owning more than 10% of our Common Stock on the grant date (a "10% Holder"), the exercise price of ISOs may not be less than 110% of the underlying Common Stock's fair market value on the grant date.

        Options shall be exercisable within the times set forth in the agreement granting such option subject to the following limitations: (i) no option will be exercisable after the expiration of 10 years from the option's grant date; (ii) options other than Non-ISOs granted to our officers, consultants or members of the Board or any of our subsidiaries' boards, shall be exercisable at the rate of at least 20% per year of the shares granted under the option over five years from the date the option is granted, with the initial vesting to occur one year after the option's grant date; and (iii) no ISO granted to a 10% holder will be exercisable after the expiration of five years from the date the ISO is granted.

        To the extent exercisable in accordance with the agreement granting them and subject to earlier termination relating to the termination of a participant's employment or service, options may be exercised only by delivery to us of the purchase price and a written stock option exercise agreement in a form approved by the Board, stating the number of shares being purchased, any restrictions imposed on the shares to be purchased, and such representations and agreements regarding a participant's investment intent, access to information and such other matters that we may require or desire to comply with securities laws. The Board may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided such minimum will not prevent a participant from exercising the option for the full number of shares for which it is then exercisable.

        Following the termination of a participant's employment or service, we may extend the period of time that an option is exercisable and allow such terminated participant to exercise options that had not vested at the time such participant was terminated.

        The Board may modify, extend or renew outstanding options and authorize the grant of new options, except to the extent such action impairs without participant's consent such participant's rights under a previously issued option. The Board may by written notice to affected participants without their consent reduce the exercise price of outstanding options.

        Restricted Stock.    Under the EIP, the Board may grant awards of restricted stock that are forfeitable until certain requirements are met. The Board has discretion with respect to the vesting of restricted stock. The purchase price for the restricted stock grants shall not be less than 85% of the fair market value on the grant date, except that the purchase price for any restricted stock award granted to a 10% holder will not be less than 110% of the fair market value on the grant date. The participant will not be able to sell, transfer, pledge or assign the restricted stock during a restriction period established by the board. The Board may provide for the lapse of such restrictions in installments and may accelerate or waive the restrictions, in whole or in part, based upon the completion of a specified number of years of service, subject to any requirements under law. Except with respect to the transfer restrictions, the participant will have all the rights of a shareholder, including the right to vote the shares and receive cash dividends.

        Except as otherwise provided or in the Board's discretion, upon the participant's termination, (i) we shall have the right for 90 days following the termination, to repurchase restricted stock that is unvested or still subject to restriction for the same price paid by the participant for such shares; provided however that our right to repurchase at the price paid by the participant shall lapse at the rate of at least 20% of the restricted stock per year over five years from the date the Award is granted, and (ii) any other restricted stock will be forfeited.

        Stock Bonuses.    A "stock bonus" is an award of shares, which may consist of restricted stock, for service rendered. A stock bonus will be awarded pursuant to an award agreement and will comply with the terms and conditions of the EIP. Stock bonuses also may be awarded pursuant to a "performance stock bonus agreement," whereby the Board will agree to grant a stock bonus of a certain number of shares upon the completion of certain performance goals that the Board may adjust to account for changes in law, accounting and tax rules and to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. We may pay the stock bonuses in cash or whole shares, either in lump sums or installments, with interest or dividend equivalent, and all as the board determines.

        Payment for Share Purchases.    Payment for shares purchased pursuant to the EIP may be in cash, by check or, subject to certain conditions in the EIP, where expressly approved by the Board and permitted by law (i) by cancellation of indebtedness, (ii) by surrender of shares, (iii) by tender of full recourse promissory note, (iv) by waiver of compensation due or accrued to a participant for service rendered, (v) with respect only to purchase upon exercise of an option, and provided a public market for our shares exists, through a "same day sale" commitment or through a "margin" commitment, or (vi) by any combination of the foregoing. We may help a participant (other than an executive officer or a member of our board) pay for shares purchased by guaranteeing a loan by a participant to a third party lender.

        Transferability.    Awards granted under the EIP, and any interests therein, will not be transferable or assignable by participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the participant's lifetime, only the participant will be eligible to exercise an Award.

        Certain Corporate Transactions.    In the event of certain change in control "Corporate Transactions" (as defined in the EIP), the EIP and any award under the EIP shall terminate after the Participant has been given, for the period of 10 days before the effective date of the Corporate Transaction, the right to exercise any unexpired award in full or in part, but only to the extent such award has vested or then vests and has not previously been exercised. However, the EIP and the awards under the EIP shall not terminate or accelerate if the successor corporation or a parent or subsidiary thereof (a "Successor Corporation") assumes the awards. Nothing in the EIP or any Award shall be construed to limit our ability to enter into Corporate Transactions or reorganize, adjust or liquidate our capital or business structure.

        The Board may at the time the award is granted or at any time while the award is outstanding, provide for the award's automatic acceleration (in whole or in part) upon a Corporate Transaction, including the vesting and termination of our repurchase right. Any accelerated ISO, shall only remain an ISO to the extent the $100,000 limitation is not exceeded. With respect to any amounts above the $100,000 limitation, the award shall be a Non-ISO.

        Amendment or Termination of EIP.    Unless the Board elects to terminate the EIP sooner, the EIP will terminate 10 years from the date the Board approved the EIP. The Board may at any time amend the plan in any respect.

Potential Payments upon Termination or Change in Control

        Set forth below are descriptions and quantitative summaries of the elements of compensation that would be paid to our named executive officers who were employed by the Company at the end of fiscal 2007 and entitled to such benefits under post-employment and change in control scenarios. The tables below estimates amounts of (i) salary and benefits payable and (ii) the acceleration of options and restricted stock outstanding for our named executive officers, in each case assuming that a hypothetical termination or change in control occurred on July 31, 2007. We have estimated the market value of the stock options and restricted stock in the tables below based on the closing price of $2.10 per share on July 31, 2007.

        As of July 31, 2007, several of our named executive officers were subject to agreements which contained severance provisions. Mr. Boss' employment agreement provided that if Mr. Boss was terminated without "cause" or if he resigned for "good reason," (as those terms are defined above under his "Employment Agreement"), Mr. Boss would be entitled to severance equal to 12 months of his then-current base salary payable over a 12-month period, plus 12 months accelerated vesting of outstanding unvested stock options and restricted stock, plus reimbursement of insurance premiums for health coverage for two months. The table below reflects Mr. Boss' change of control benefit as of July 31, 2007.

        Mr. Lopez's employment agreement provided as of July 31, 2007 that if Mr. Lopez was terminated without "cause" or if he resigned for "good reason," (as those terms are defined above under his "Employment Agreement"), Mr. Lopez would be entitled to severance equal to 12 months of his then-current base salary payable in a lump sum on the first business day after 6 months from the termination date and the remaining 50% payable in six equal monthly installments starting on the first business day after seven months from the termination date, plus 12 months accelerated vesting of outstanding unvested stock options and restricted stock, plus reimbursement of insurance premiums for health coverage pursuant to the provisions of COBRA for 12 months. The table below reflects Mr. Lopez's change of control benefit as of July 31, 2007.

        Under the terms of our employment letter agreement with Mr. Ulry, he would be entitled to an amount equal to his monthly salary for up to six months (or until he finds other employment, if earlier), if we were to terminate him without cause.

        Subsequent to July 31, 2007, Mr. Boss and Mr. Lopez both resigned as executive officers of the Company and entered into separation agreements and general releases with the Company. The terms of these agreements are described herein under the captions "Executive Compensation—Separation Agreement and Standstill Agreement with Mr. Boss"; and—Separation Agreement with Mr. Lopez."

Executive Officer	Benefit Upon Termination	Termination by Us Without Cause/ Resignation by Executive for Good Reason

Steven S. Boss	Salary Cash Payment Continuation of Benefits Accelerated Vesting of Options Accelerated Vesting of Restricted Stock Total	$ $ $ $ $	412,000 2,934 30,000 157,500 602,434

Erik A. Lopez, Sr.	Salary Cash Payment Continuation of Benefits Accelerated Vesting of Options Accelerated Vesting of Restricted Stock Total	$ $ $ $ $	265,000 17,606 — 42,000 324,606

Thomas J. Ulry	Salary Cash Payment		$126,500

Executive Officer	Acceleration of Vesting Upon Change in Control Under Equity Benefit Plans(1)	Change in Control in which Compensation Committee Accelerates Options	Change in Control in which Compensation Committee Does Not Accelerate Options	Change in Control in which Compensation Committee Accelerates Restricted Stock	Change in Control in which Compensation Committee Does Not Accelerate Restricted Stock

Steven S. Boss	Accelerated Vesting of Restricted Stock	$105,000	$75,000	$315,000	$157,500
Thomas J. Ulry	Accelerated Vesting of Restricted Stock	—	—	$42,000	—
Erik A. Lopez, Jr.	Accelerated Vesting of Restricted Stock	—	—	$126,000	$42,000

(1)
For Mr. Boss and Mr. Ulry, benefits related to awards granted under the 1999 Equity Incentive Plan. For Mr. Lopez, benefits relate to awards granted under the 2006 Stock Incentive Plan.

401(k) Plan

        We maintain a retirement plan, the 401(k) Plan, which is intended to be a tax-qualified retirement plan. The 401(k) Plan covers substantially all of our employees. Participants may elect to defer a percentage of their eligible pretax earnings each year up to the maximum contribution permitted by the Code. Each participant's interests in his or her deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching contributions if we choose and we have historically provided matching contributions of up to three percent, based on 50% of the employees' contributions of up to 6% of defined compensation. The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As such, contributions to the 401(k) Plan and earnings on those contributions are not taxable to participants until distributed from the 401(k) Plan, and our contributions are deductible by us when made.

Compensation of Directors

        The Board has adopted a director compensation policy regarding the Company's non-employee directors. Under this policy, our non-employee directors receive cash compensation and equity awards, as described below. This policy may be changed by our Board of Directors from time to time. Directors who also are our employees are not paid any fee or remuneration, as such, for their service on the Board of Directors or on any Board committee.

        Cash Compensation.    Each non-employee director is paid a quarterly retainer of $8,000, a fee of $1,000 for each Board meeting which the Board member attends in person and a fee of $750 for each Board meeting which the Board member attends telephonically. A non-executive Chairman of the Board, if any, also receives a supplemental quarterly retainer of $4,000. Directors who served on Board committees (other than the chairman of such committee) are paid $750 for each committee meeting the Board member attends in person and a fee of $500 for each committee meeting which the Board member attends telephonically. Committee chairpersons are paid $1,000 for each committee meeting the chairperson attends, whether in person or telephonically. On days on which there is a Board meeting and committee meeting that a Board member attends, the Board member shall be paid for both the Board meeting and the committee meeting. On days on which there are more than one committee meeting that a board member attends, the Board member shall be paid for only one meeting. In addition, each non-employee director is entitled to receive reimbursement for reasonable travel expenses for each Board or Board committee meeting that such non-employee director attends in person if the director resides 25 miles or more from the site of the meeting.

        Equity-Based Awards.    Our director compensation policy provides for equity awards to non-employee directors as follows:

  •
  Initial Grant of Restricted Stock.  On the date of the initial appointment or election of each non-employee director to the Board, he or she receives 20,000 restricted shares of Common Stock. The shares vest in full on the first day of the month in which the one year anniversary of the date of issuance occurs, with the shares being forfeited to the Company if the Board member's service is terminated prior to the vesting date

  •
  Annual Grant of Restricted Stock.  In addition, on the date of each annual meeting of stockholders at which directors are elected, each non-employee director who is either re-elected as a non-employee director or who continues in office as an incumbent non-employee director, will be issued 20,000 shares of restricted Common Stock. Such shares vest in full on January 1 of the next succeeding calendar year after the date of issuance, with the shares being forfeited to the Company if the Board member's service is terminated prior to the vesting date.

Director Compensation Table for Fiscal 2007

        The following table sets forth summary information concerning compensation paid or accrued to the members of our Board of Directors (other than Mr. Boss, our former Chief Executive Officer, who is a named executive officer) for services rendered to us in all capacities for the fiscal year ended July 31, 2007. Mr. Rohn E. Crabtree, a current director of the Company, was first appointed to the Board on February 21, 2008 and most recently elected by the stockholders at the Annual Meeting of Stockholders held on March 27, 2008. He was not a director during fiscal 2007 and therefore not included in this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Charles E. Bayless	$61,528	$23,165	$12,070	$—	$96,763
Gary J. Hessenauer	$60,750	$23,165	$12,070	$—	$95,985
Mark S. Juergensen	$63,492	$23,165	$12,070	$—	$98,727
Dennis R. Leibel	$60,250	$23,165	$12,070	$—	$95,485
Robert C. Perkins	$84,000	$23,165	$12,070	$—	$119,235

(1)
The value reported above in the "Stock Awards" column is the amount we recognized for stock awards during fiscal 2007 for each director calculated in accordance with SFAS No. 123(R). See Note 2 to the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2007 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our restricted stock awards. On January 25, 2007, each non-employee received a grant of 20,000 shares of restricted Common Stock with a grant date fair market value of $1.41.

(2)
The value reported above in the "Option Awards" column is the amount we recognized for stock options during fiscal 2007 for each director calculated in accordance with SFAS No. 123(R). See Note 2 to the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K relating to fiscal 2007 for a discussion of assumptions made in determining the stock option expense.

        The aggregate number of stock options and shares of Common Stock outstanding for each non-executive director as of July 31, 2007 is indicated in the table below.

Non-Executive Directors	Stock Options(1)	Restricted Shares(2)
Charles E. Bayless	120,000	132,000
Gary J. Hessenauer	70,000	30,000
Mark S. Juergensen	157,500	50,000
Dennis R. Leibel	20,000	30,000
Robert C. Perkins	470,000	235,000

    (1)
    All stock options outstanding as of July 31, 2007 have fully vested.

    (2)
    All restricted shares shown have fully vested.

Employment Transactions in Fiscal 2008

        Since the end of fiscal 2007, the Board has entered into the following transactions with executive officers of the Company.

  Erik A. Lopez, Sr.

        In October 5, 2007, we entered into a separation agreement and general release with Erik A. Lopez, Sr., our former Senior Vice President and General Counsel and at the same time amended our employment agreement with Mr. Lopez. Please see the discussion herein under the caption "Executive Compensation—Separation Agreement with Mr. Lopez."

  Lawrence Clayton, Jr.

        In November 29, 2007, we entered into a settlement agreement and general release with Lawrence Clayton, Jr., our former Senior Vice President, Chief Financial Officer and Secretary of the Company. Please see the discussion herein under the caption, "Executive Compensation—Settlement Agreement with Mr. Clayton."

  C. Douglas Mitchell, Interim Chief Financial Officer

        On January 23, 2008, we entered into an Interim Executive Services Agreement (the "Interim Services Agreement") with Tatum dated January 14, 2008, to engage C. Douglas Mitchell as our Interim Chief Financial Officer. Pursuant to the Interim Services Agreement, Mr. Mitchell has become an employee of the Company, subject to the supervision and direction of the Chief Executive Officer and the Board. Under the Interim Services Agreement, Tatum has no control or supervision over Mr. Mitchell, as long as he is performing services under the Interim Services Agreement. The term of the Interim Services Agreement is for a minimum of three months, provided that either party can terminate it earlier with 30 days written notice to the other party, and provided further that we may terminate the Interim Services Agreement immediately for cause based on the performance of Mr. Mitchell.

        Pursuant to the Interim Services Agreement, we pay $37,500 per month, 70% of which is paid directly to Mr. Mitchell as salary through the Company's payroll system and 30% of which is paid to Tatum. The Interim Services Agreement also provides that if, during Mr. Mitchell's service to the Company, the Company institutes a cash or equity based retention or similar plan, Mr. Mitchell will be entitled to be included in such plan on a basis consistent with senior management, on either an equity, or at the Company's option, cash-equivalent basis. The Interim Services Agreement provides an option for us during its term to hire Mr. Mitchell on a permanent basis, upon entering into another form of agreement with Tatum, which must provide for the payment of additional placement fees to Tatum. In connection with entering into the Interim Services Agreement, the Company entered into an indemnification agreement with Mr. Mitchell.

  Steven S. Boss

        On February 20, 2008, Steven S. Boss resigned as our Chief Executive Officer and as a director, and we entered into a separation agreement and general release with him. At that time, we also entered into a voting and standstill agreement with Mr. Boss. Please see the discussion herein under the caption "Executive Compensation—Separation Agreement and Standstill Agreement with Mr. Boss."

  Gregory L. Craig, Chairman and Chief Executive Officer

        On February 20, 2008, the Board appointed Gregory L. Craig as the Company's Chairman of the Board, Chief Executive Officer and a Class III Director. Pursuant to an employment agreement with Mr. Craig dated February 20, 2008, (the "Employment Agreement"), Mr. Craig will receive an annual base salary of $450,000 and is eligible to participate in all executive bonus and compensation plans of the Company, including the Bonus Program. In connection with his employment, Mr. Craig was granted on February 20, 2008 a non-qualified stock option to purchase 250,000 shares of Common Stock (the "Option") at an exercise price equal to $1.26 per share, equal to 100% of the fair market value of a share of Common Stock on the date of grant, as defined in the 2006 Stock Incentive Plan. The Option was fully vested on the date of grant. Mr. Craig also was awarded on February 20, 2008, 500,000 shares of restricted stock, 300,000 shares of which vested on the date of the award, with the remaining 200,000 shares vesting in two equal installments of 100,000 shares each on the next two anniversary dates of the award. The Employment Agreement has no specific term and is subject to termination by either the Company or Mr. Craig without cause upon 60 days written notice.

        In the event of a change in control (as defined in the Employment Agreement), Mr. Craig will be entitled to receive a sale bonus in an amount equal to two percent (2%) of the amount by which the Company's market capitalization on the date of the Change of Control, as defined in the Employment Agreement, exceeds $91,126,854.

        The Employment Agreement provides that if Mr. Craig is terminated without cause or if he resigns for good reason, Mr. Craig will be entitled to a severance payment equal to twelve 12 months of his then current base salary payable over a 12-month period, plus 12 months continued vesting of outstanding unvested stock options and restricted stock. In the event of a Change of Control of the Company, Mr. Craig may resign for Good Reason, as defined in the Employment Agreement. Finally, in accordance with the Employment Agreement, the Company entered into an indemnification agreement with Mr. Craig.

  Michael J. Fallquist, Chief Operating Officer

        On March 7, 2008, the Board appointed Michael J. Fallquist as the Chief Operating Officer of the Company, effective March 10, 2008. Pursuant to an employment agreement with Mr. Fallquist dated March 10, 2008 (the "Fallquist Employment Agreement"), Mr. Fallquist will receive an annual base salary of $225,000 and is eligible to participate in all bonus plans applicable to senior executive officers established by the Board, including the existing Bonus Program. The Employment Agreement has no specific term and is subject to termination by either the Company or Mr. Fallquist without cause upon 60 days written notice.

        In connection with his employment, on March 17, 2008, Mr. Fallquist was (i) granted an option to purchase 125,000 shares of Common Stock (the "Option") at an exercise price per share equal to $1.05 per share, equal to 100% of the fair market value of a share of Common Stock on the date of grant, as defined in the Commerce Energy Group, Inc. Fallquist Incentive Plan (the "Fallquist Incentive Plan"),

and (ii) award 250,000 shares of restricted stock (the "Restricted Shares"). The Option has a term of six years and vested in full on the date of grant and the Restricted Shares vest as follows: 150,000 shares on the date of the award, with the remaining shares vesting in equal 50,000 share increments on each of the first and second anniversary dates of the award. To the extent that Mr. Fallquist voluntarily resigns without Good Reason, as defined in the Fallquist Employment Agreement, within the first twelve months of employment, he will be obligated to return to the Company the initially vested 150,000 restricted shares, or if he sold such shares, the proceeds of the sale.

        The awards of the Option and the Restricted Shares were made under the Fallquist Incentive Plan, an incentive plan approved by the Board on March 7, 2008 and made effective on March 10, 2008. The Fallquist Incentive Plan, with a maximum of 375,000 shares of Common Stock to accommodate the above-referenced awards, was approved and the awards were issued without stockholder approval under an exemption from an American Stock Exchange (the "AMEX") Rule which requires that officers, directors, employees, or consultants of companies may only acquire options or stock from option and equity compensation plans which have been approved by the stockholders. The Option and the Restricted Shares were issued to Mr. Fallquist using this exemption because there were not a sufficient number of shares of Common Stock remaining in the 2006 Stock Incentive Plan.

        The Fallquist Employment Agreement provides that if Mr. Fallquist is terminated without Cause, as defined in the Employment Agreement, or if he resigns for Good Reason, Mr. Fallquist will be entitled to severance equal to 12 months of his then current base salary payable over a 12-month period, plus continued vesting for an additional 12 months for outstanding unvested stock options and restricted stock. In the event of a Change in Control of the Company, as defined under the Fallquist Employment Agreement, Mr. Fallquist may resign for Good Reason, as defined in the Fallquist Employment Agreement, and be entitled to receive severance as if he resigned without Cause.

        Under the Fallquist Employment Agreement, Mr. Fallquist agrees not to solicit the Company's employees, customers, clients or suppliers during the term of his employment and for defined periods after termination of employment with the Company, and refrain from being connected with certain restricted businesses during any severance period. Finally, in accordance with the Fallquist Employment Agreement, the Company entered into the Company's standard form of Indemnification Agreement with Mr. Fallquist dated March 10, 2008.

  Fallquist Incentive Plan

        Shares Subject to the Plan.    The Fallquist Incentive Plan provides that no more than 375,000 shares of Common Stock may be issued pursuant to awards under the Fallquist Incentive Plan. The number of shares available for awards, as well as the terms of outstanding awards, is subject to adjustment as provided in the Fallquist Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events. The Board has registered the shares of Common Stock that are available for issuance under the Fallquist Incentive Plan on a registration statement on Form S-8 filed with the SEC.

        Administration.    Either the Board or a committee appointed by the Board will administer the Fallquist Incentive Plan. The Board of Directors and any committee exercising discretion under the Fallquist Incentive Plan from time to time are referred to as the "Committee." The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

        Eligibility.    Awards have been granted to Michael J. Fallquist in accordance with the terms of the Fallquist Incentive Plan. The discussion below uses the term "participant" to refer to Mr. Fallquist after receipt of an award pursuant to the Fallquist Incentive Plan. The Fallquist Incentive Plan provides that no participant may receive options that relate to more than 125,000 shares of Common Stock under the Fallquist Incentive Plan.

        Options.    Options granted under the Fallquist Incentive Plan provide the participant with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are not intended to qualify as ISOs ("Non-ISOs"). The exercise price of Non-ISOs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the award. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

        Exercise of Options.    To the extent exercisable in accordance with the agreement granting them, an option may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a program the Committee approves. The term over which the participant may exercise options may not exceed ten years from the date of grant.

        Restricted Shares, Restricted Share Units and Unrestricted Shares.    Under the Fallquist Incentive Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant's interest is immediately vested. For restricted awards, the Fallquist Incentive Plan provides the Committee with discretion to determine the terms and conditions under which the Participant's interests in such awards become vested.

        Whenever shares of Common Stock are released pursuant to these awards, the participant will be entitled to receive additional shares of Common Stock that reflect any stock dividends that the Company's stockholders received between the date of the award and issuance or release of the shares of Common Stock. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's stockholders during the same period. Such cash dividends will accrue interest, at a rate to be determined by the Committee, from their payment date to the Company's stockholders until paid in cash when the shares of Common Stock to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

        Income Tax Withholding.    As a condition for the issuance of shares of Common Stock pursuant to awards, the Fallquist Incentive Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares of Common Stock.

        Transferability.    Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members or related trusts or as otherwise approved by the Committee.

        Certain Corporate Transactions.    The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the Fallquist Incentive Plan but as to which no awards have yet been granted or that have been returned to the Fallquist Incentive Plan upon cancellation, forfeiture or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding options under the Fallquist Incentive Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the Fallquist Incentive Plan.

        In addition, in the event or in anticipation of a Change in Control (as defined in the Fallquist Incentive Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's stockholders or a participant with respect to his outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of awards for any period (and may provide for termination of unexercised options at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to a participant in exchange for the satisfaction and cancellation of outstanding awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an award is not exercised prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation.

        Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the Fallquist Incentive Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options), and any repurchase right applicable to any shares of Common Stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution.

        Term of Plan; Amendments and Termination.    The term of the Fallquist Incentive Plan is ten years from its effective date, March 10, 2008. The Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the Fallquist Incentive Plan; provided that no amendment, suspension or termination of the Fallquist Incentive Plan shall materially and adversely affect awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the Fallquist Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        Termination, Rescission and Recapture.    Each award under the Fallquist Incentive Plan is intended to align the participant's long-term interest with those of the Company. If the participant engages in certain activities (such as disclosure of confidential or proprietary information without Company authorization, breaches certain agreements relating to the protection of the Company's intellectual property, solicits non-administrative employees of the Company to leave the Company or renders services to an organization or business which is, or working to become, competitive to the Company), either during employment or within one year after employment with the Company terminates for any reason, the participant is deemed to be acting contrary to the long-term interests of the Company. In such cases, except as otherwise expressly provided in the award agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards, rescind any exercise, payment or delivery pursuant to the award, or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the participant's sale of Shares issued pursuant to the award.

        Income Taxes.    The Fallquist Incentive Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE
ANNUAL MEETING FOR THE FISCAL YEAR ENDING JULY 31, 2008

Nominations for Directors for the Annual Meeting for the Fiscal Year Ending July 31, 2008

        The Bylaws set forth specific procedures relating to the nomination of the Company's directors (the "Nomination Bylaw"), and no person is eligible for election as a director unless nominated in accordance with the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) will be entitled to vote for the election of directors at the annual meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

        Nominations by stockholders must be made in written form to the Secretary of the Company. Under the Nomination Bylaw, to be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than 30 days before or 70 days after such anniversary date, then for the notice by the stockholder to be timely, it must be received by us no earlier than 120 days prior to such annual meeting nor later than 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

        Therefore, in order to be timely for the annual meeting for the fiscal year ending July 31, 2008, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not earlier than November 27, 2008 and not later than December 27, 2008. To be effective, the written notice must include (a) the name, age, business address and residence address of the person being nominated by the stockholder; (b) the principal occupation or employment of the stockholder's nominee; (c) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder's nominee; (d) any other information relating to the stockholder's nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (e) the written consent of each proposed nominee to being named as a nominee and to serve as a director of the Company if elected; (f) the name and record address of the stockholder making the nomination; (g) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (h) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons (including their names) pursuant to which the nominations are to be made by such stockholder; (i) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons described in the notice; and (j) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to elect the nominee, and/or (2) otherwise to solicit proxies from stockholders in support of such nomination. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Stockholder Proposals for the Annual Meeting for the Fiscal Year Ending July 31, 2008

        Under the terms of the Stockholder Proposal Bylaw, to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; (c) otherwise properly brought before an annual meeting by a stockholder. For business (other than the nomination of directors, which is governed by the Nomination Bylaw) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

        To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within 30 days before or 70 days after such anniversary date, then for the notice by the stockholder to be timely, it must be so received no earlier than 120 days before such annual meeting nor later than 90 days before such annual meeting or the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Under the Stockholder Proposal Bylaw, in order to be timely for the annual meeting for the fiscal year ending July 31, 2008, a stockholder's notice regarding a proposal must be delivered to or mailed and received at our principal executive offices not earlier than November 27, 2008 and not later than December 27, 2008.

        To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the text of the proposal; (c) the reasons for the proposal; (d) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (e) the class and number of shares of the Company which are beneficially owned by the stockholder; (f) any material interest of the stockholder in such business; (g) the name and record address of the stockholder making the proposal; (h) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (i) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons (including their names) pursuant to which the proposals are to be made by such stockholder; (j) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to conduct the business being proposed as described in the notice; and (k) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve or adopt the proposal, and/or (2) otherwise to solicit proxies from stockholders in support of such proposal.

Stockholder Proposals for Inclusion in Proxy Statement for the Annual Meeting for the Fiscal Year Ending July 31, 2008

        If you want us to consider including a proposal in the Company's proxy materials relating to the annual meeting of stockholders to be held for the fiscal year ending July 31, 2008 in accordance with SEC Rule 14a-8, you must submit such proposal to the Company no later than November 1, 2008. If such proposal is in compliance with all of the requirements of Rule 14a-8, and not otherwise excludable under Rule 14a-8, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. You should direct any such stockholder proposal to the attention of the Secretary of the Company at our address set forth on the first page of this proxy statement.

AVAILABILITY OF ANNUAL REPORT

        You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal 2007, including the financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 of the Securities Exchange Act of 1934, as amended. You also may obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to us at the address of the Company set forth on the first page of this proxy statement, attention: C. Douglas Mitchell, Secretary.

OTHER MATTERS

        The Board of Directors does not intend to present any item of business other than as stated in the Notice of Special Meeting of Stockholders and knows of no other matters that will be presented for consideration at the Special Meeting. If other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

                      By Order of the Board of Directors,

                      C. DOUGLAS MITCHELL
                      Interim Chief Financial Officer and Secretary

Costa Mesa, California
May     , 2008

Appendix A

AMENDED AND RESTATED

COMMERCE ENERGY GROUP, INC.

2006 STOCK INCENTIVE PLAN

1.     Establishment, Purpose, and Types of Awards

        Commerce Energy Group, Inc. (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Amended and Restated Commerce Energy Group, Inc. 2006 Stock Incentive Plan" (hereinafter referred to as the "Plan"), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

        The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

        The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.     Defined Terms

        Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.     Shares Subject to the Plan

        Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,953,334 Shares, provided that the Company shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended and assumed by Commerce Energy Group, Inc. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

        Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4.     Administration

        (a)    General.    The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

        (b)    Committee Composition.    The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

        (c)    Powers of the Committee.    Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

            (i)  to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

           (ii)  to determine, from time to time, the Fair Market Value of Shares;

          (iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

           (v)  to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi)  in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

         (vii)  to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

        Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

        (d)    Deference to Committee Determinations.    The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

        (e)    No Liability; Indemnification.    Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.     Eligibility

        (a)    General Rule.    The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

        (b)    Grant of Awards.    Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

        (c)    Limits on Awards.    During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

        (d)    Replacement Awards.    Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.     Option Awards

        (a)    Types; Documentation.    The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

        (b)    ISO $100,000 Limitation.    To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

        (c)    Term of Options.    Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

        (d)    Exercise Price.    The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

        (e)    Exercise of Option.    The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

        (f)    Minimum Exercise Requirements.    An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

        (g)    Methods of Exercise.    Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant

Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

            (i)  cash or check payable to the Company (in U.S. dollars);

           (ii)  other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv)  any combination of the foregoing methods of payment.

        The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

        (h)    Termination of Continuous Service.    The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

        The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i)    Termination other than Upon Disability or Death or for Cause.    In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii)    Disability.    In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii)    Retirement.    In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv)    Death.    In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v)    Cause.    If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

        (i)    Reverse Vesting.    The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

        (j)    Buyout Provisions.    The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7.     Share Appreciate Rights (SARs)

        (a)    Grants.    The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i)    SARs related to Options.    The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii)    SARs Independent of Options.    The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii)    Limited SARs.    The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

        (b)    Exercise Price.    The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

        (c)    Exercise of SARs.    Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

        (d)    Effect on Available Shares.    All SARs that may be settled in shares of the Company's stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

        (e)    Payment.    Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying—

            (i)  the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

           (ii)  the number of Shares with respect to which the SAR has been exercised.

        Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

        (f)    Form and Terms of Payment.    Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

        (g)    Termination of Employment or Consulting Relationship.    The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

        (h)    Buy out.    The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8.     Restricted Shares, Restricted Share Units, and Unrestricted Shares

        (a)    Grants.    The Committee may in its sole discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

        (b)    Vesting and Forfeiture.    The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

        (c)    Issuance of Restricted Shares Prior to Vesting.    The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

        (d)    Issuance of Shares upon Vesting.    As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

        (e)    Dividends Payable on Vesting.    Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

        (f)    Section 83(b) Elections.    A Participant may make an election under Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the

Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

        (g)    Deferral Elections.    At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.     Deferred Share Units

        (a)    Elections to Defer.    The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

        (b)    Vesting.    Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

        (c)    Issuances of Shares.    The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless—

            (i)  the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

           (ii)  the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

        Fractional shares shall not be issued, and instead shall be paid out in cash.

        (d)    Crediting of Dividends.    Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        (e)    Emergency Withdrawals.    In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

        (f)    Unsecured Rights to Deferred Compensation.    A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.   Performance Awards

        (a)    Performance Units.    Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

        (b)    Performance Compensation Awards.    Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined).

Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

        A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

        (c)    Limitations on Awards.    The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

        (d)    Definitions.

            (i)  "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

           (ii)  "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii)  "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

        (e)    Deferral Elections.    At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.   Taxes

        (a)    General.    As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

        (b)    Default Rule for Employees.    In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

        (c)    Special Rules.    In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

        (d)    Surrender of Shares.    If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

        (e)    Income Taxes and Deferred Compensation.    Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.   Non-Transferability of Awards

        (a)    General.    Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

        (b)    Limited Transferability Rights.    Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.   Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

        (a)    Changes in Capitalization.    The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

        (b)    Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

        (c)    Change in Control.    In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

            (i)  arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

           (ii)  accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii)  arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

          (iv)  terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

           (v)  make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

        Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

        (d)    Certain Distributions.    In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.   Time of Granting Awards.

        The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15.   Modification of Awards and Substitution of Options.

        (a)    Modification, Extension, and Renewal of Awards.    Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

        (b)    Substitution of Options.    Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.   Term of Plan.

        The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.   Amendment and Termination of the Plan.

        (a)    Authority to Amend or Terminate.    Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

        (b)    Effect of Amendment or Termination.    No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.   Conditions Upon Issuance of Shares.

        Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.   Reservation of Shares.

        The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.   Effective Date.

        This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law).

21.   Controlling Law.

        All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.   Laws And Regulations.

        (a)    U.S. Securities Laws.    This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

        (b)    Other Jurisdictions.    To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.   No Shareholder Rights.

        Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.   No Employment Rights.

        The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

25.   Termination, Rescission and Recapture.

        (a)   Each Award under the Plan is intended to align the Participant's long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the "Conditions").

        (b)   A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

        (c)   Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

        (d)   Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

        (e)   If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

        (f)    Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

        (g)   Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

        (h)   All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

        (i)    Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

        Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

COMMERCE ENERGY GROUP, INC.

2006 STOCK INCENTIVE PLAN

Appendix A: Definitions

        As used in the Plan, the following definitions shall apply:

        "Affiliate" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

        "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

        "Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

        "Board" means the Board of Directors of the Company.

        "Cause" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

        The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

        "Change in Control" means any of the following:

        (i)    Acquisition of Controlling Interest.    Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the

Company's then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

        (ii)    Change in Board Control.    During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

        (iii)    Merger.    The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

        (iv)    Sale of Assets.    The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

        (v)    Liquidation or Dissolution.    The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended.

        "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

        "Company" means Commerce Energy Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

        "Consultant" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

        "Continuous Service" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

        "Deferred Share Units" mean Awards pursuant to Section 9 of the Plan.

        "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

  "Disabled" means a condition under which a Participant—

        (a)   is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

        (b)   is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

        "Eligible Person" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

        "Employee" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date (the "Determination Date") means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

        "Grant Date" has the meaning set forth in Section 14 of the Plan.

        "Incentive Share Option or ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

        "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

        "Non-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

        "Option" means any stock option granted pursuant to Section 6 of the Plan.

        "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

        "Performance Awards" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

        "Performance Compensation Awards" mean Awards granted pursuant to Section 10(b) of the Plan.

        "Performance Unit" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

        "Person" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

        "Plan" means this Commerce Energy Group, Inc. 2006 Stock Incentive Plan.

        "Reporting Person" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

        "Restricted Shares" mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

        "Restricted Share Units" mean Awards pursuant to Section 8 of the Plan.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

        "SAR" or "Share Appreciation Right" means Awards granted pursuant to Section 7 of the Plan.

        "Share" means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

        "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

        "Unrestricted Shares" mean Shares awarded pursuant to Section 8 of the Plan.

PROXY	PROXY

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
COMMERCE ENERGY GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of Commerce Energy Group, Inc., a Delaware corporation (the "Company"), hereby appoint(s) Gregory L. Craig and Dennis R. Leibel, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held on June 26, 2008, and at any and all adjournments or postponements thereof (the "Meeting"), to represent and vote all shares of the common stock of the Company held of record by the undersigned on May 14, 2008, which the undersigned would be entitled to vote if personally present at the Meeting, as indicated on the reverse side of this card, and to vote in their discretion on any other matters that may properly come before the Meeting.

IF THE UNDERSIGNED DOES NOT INDICATE A CHOICE ON THE PROPOSAL ON THE REVERSE SIDE OF THIS CARD, ALL SHARES HELD BY THE UNDERSIGNED WILL BE VOTED FOR THE PROPOSAL.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

THANK YOU FOR VOTING.

ELECTRONIC VOTING INSTRUCTIONS

You can submit your proxy by Internet OR telephone!
Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to submit your proxy. Submission of your proxy by Internet or telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:30 p.m., Pacific Time, on June 25, 2008.
Vote by Telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada or Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Vote by Internet
• Log on to the Internet and go to: www.investorvote.com.
• Follow the steps outlined on the secured website.

COMMERCE ENERGY GROUP, INC. SPECIAL MEETING PROXY CARD	I plan to attend the Special Meeting ☐
A
PROPOSAL—TO APPROVE THE COMPANY'S AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN; THE PROPOSAL HAS BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

	For	Against	Abstain
Proposal to approve an amendment to, and a restatement of, the Commerce Energy Group, Inc. 2006 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance or transfer thereunder by 1,500,000.	☐	☐	☐
B
NON-VOTING ITEMS

Change of Address—please print new address below.

C
AUTHORIZED SIGNATURES—This Section must be completed for your vote to be counted. Date and sign below.

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.
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PROXY STATEMENT
QUESTIONS AND ANSWERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
APPROVAL OF THE AMENDED AND RESTATED COMMERCE ENERGY GROUP, INC. 2006 STOCK INCENTIVE PLAN
EXECUTIVE COMPENSATION
Director Compensation Table for Fiscal 2007
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE ANNUAL MEETING FOR THE FISCAL YEAR ENDING JULY 31, 2008
AVAILABILITY OF ANNUAL REPORT
OTHER MATTERS
  Appendix A
AMENDED AND RESTATED COMMERCE ENERGY GROUP, INC. 2006 STOCK INCENTIVE PLAN
COMMERCE ENERGY GROUP, INC. 2006 STOCK INCENTIVE PLAN
Appendix A: Definitions